Lincoln National Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802




Servicing Office:
The Lincoln National Life Insurance Company
PO Box 2340
Fort Wayne, IN 46808
1-800-341-0441
www.LFG.com

This prospectus describes the group annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If a participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the participant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth Portfolio*
     AllianceBernstein Growth and Income Portfolio
American Century Variable Portfolios (Class I):
     Balanced Fund*
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
Delaware VIP Trust (Service Class):
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
Delaware VIP Trust (Standard Class):
     Delaware VIP Diversified Income Series
     Delaware VIP High Yield Series

Dreyfus Variable Investment Fund (Initial Class):
     Dreyfus Developing Leaders Portfolio*
     Dreyfus Stock Index Fund, Inc.*
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*
Fidelity (Reg. TM) Variable Insurance Products (Initial Class):
     Fidelity (Reg. TM) Asset Manager Portfolio*
     Fidelity (Reg. TM) Equity-Income Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
Janus Aspen Series (Institutional Shares):
     Janus Aspen Worldwide Growth Portfolio*
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Managed
     LVIP Delaware Social Awareness Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund
     LVIP Wilshire Aggressive Profile Fund

Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio
     Partners Portfolio*
T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio*

*It is currently anticipated that during the third quarter of 2008, we will close and replace these investment options. See Investments of the VAA - Description of the Funds for further information.

This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

April 30, 2008

Table of Contents


Item                                                        Page
Special Terms                                                4
Expense Tables                                               5
Summary of Common Questions                                  9
The Lincoln National Life Insurance Company                 10
Fixed Side of the Contract                                  11
Variable Annuity Account (VAA)                              11
Investments of the VAA                                      11
Charges and Other Deductions                                15
The Contracts                                               18
 Purchase of the Contracts                                  18
 Transfers On or Before the Annuity Commencement Date       20
 Death Benefit Before the Annuity Commencement Date         22
 Withdrawals                                                23
Distribution of the Contracts                               25
 Annuity Payouts                                            26
Federal Tax Matters                                         27
Additional Information                                      30
 Voting Rights                                              30
 Return Privilege                                           30
 Other Information                                          30
 Legal Proceedings                                          31
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account L             33
Appendix A - Condensed Financial Information                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account value - At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person or entity designated by the participant to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner - The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions - Amounts paid into the contract.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant dies.

FINRA - Financial Industry Regulatory Authority.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Participant - An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participant year - A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan - The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

SEC - Securities and Exchange Commission.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner/Participant Transaction Expenses for GVA I, II & III:


The maximum surrender charge (contingent deferred sales charge) (as a percentage of an account value withdrawn):



GVA I   GVA II   GVA III
------- -------- --------
5%*     6%*      None

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charges.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual account fee (per participant): $25

Loan establishment fee (per loan): $50

Systematic withdrawal option fee: $30

The annual fee may be paid by an employer on behalf of participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.


Separate Account L expenses for GVA I, II, & III subaccounts (as a percentage of average daily net assets in the subaccounts):



"standard" mortality and expense risk charge   1.00%
"breakpoint" mortality and expense charge*     .75%

* Only certain contract or plans are eligible for a breakpoint charge. See - Charges and Other Deductions.


For information concerning compensation paid for the sale of the contracts, see "Distribution of the Contracts."


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2007. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         6.06%        0.27%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.29%        0.27%

* Sixteen of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2009.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2007:


(as a percentage of each fund's average net assets):

                                                              Management                      Other
                                                                 Fees        12b-1 Fees      Expenses
                                                               (before        (before        (before
                                                                 any            any            any
                                                               waivers/       waivers/       waivers/
                                                              reimburse-     reimburse-     reimburse-
                                                                ments)   +     ments)   +     ments)
AllianceBernstein VPS Global Technology Portfolio (Class B)   0.75   %       0.25   %       0.17   %
AllianceBernstein VPS Growth Portfolio (Class B)              0.75           0.25           0.15
AllianceBernstein VPS Growth and Income Portfolio (Class B)   0.55           0.25           0.04



                                                                                               tal
                                                                                               Expen
                                                                                             To ns
                                                                                         Total
                                                                                  Total  Contr
 er
                                                                                 Expense
 ra   ctual
                                                                                   es    waive
Contr
                                                                                 (before  er    ra
                                                                                   any   reimb
waive
                                                                                 waivers
 bu    er
                                                                   Acquired        s/
                                                                     Fund        reimbur
 e-    bu
                                                                   Fees and        rs     (if  ments
                                                              +    Expenses  =   ments)  any)   s)
AllianceBernstein VPS Global Technology Portfolio (Class B)       0.00   %       1.17
AllianceBernstein VPS Growth Portfolio (Class B)                  0.00           1.15
AllianceBernstein VPS Growth and Income Portfolio (Class B)       0.00           0.84

                                                                     Management                      Other
                                                                        Fees        12b-1 Fees      Expenses
                                                                      (before        (before        (before
                                                                        any            any            any
                                                                      waivers/       waivers/       waivers/
                                                                     reimburse-     reimburse-     reimburse-
                                                                       ments)   +     ments)   +     ments)
American Century VP Balanced Fund (Class I)(1)                       0.90   %       0.00   %       0.00   %
American Funds Global Growth Fund (Class 2)*                         0.53           0.25           0.02
American Funds Growth Fund (Class 2)*                                0.32           0.25           0.01
American Funds Growth-Income Fund (Class 2)*                         0.26           0.25           0.01
American Funds International Fund (Class 2)*                         0.49           0.25           0.03
Delaware VIP Diversified Income Series (Standard Class)(2)           0.64           0.00           0.09
Delaware VIP High Yield Series (Standard Class)(3)                   0.65           0.00           0.10
Delaware VIP REIT Series (Service Class)(4)                          0.73           0.30           0.10
Delaware VIP Small Cap Value Series (Service Class)(5)               0.71           0.30           0.10
Delaware VIP Trend Series (Service Class)(6)                         0.75           0.30           0.11
Dreyfus Stock Index Fund (Initial Class)                             0.25           0.00           0.02
Dreyfus VIF Developing Leaders Portfolio (Initial Class)             0.75           0.00           0.06
DWS Equity 500 Index VIP (Class A)(7)(3)                             0.19           0.00           0.12
DWS Small Cap Index VIP (Class A) (8)(9)                             0.35           0.00           0.15
Fidelity (Reg. TM) VIP Asset Manager Portfolio (Initial Class)(10)   0.51           0.00           0.12
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(11)    0.56           0.25           0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Initial Class)(12)   0.46           0.00           0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Initial Class)(13)          0.56           0.00           0.09
Janus Aspen Worldwide Growth Portfolio (Institutional
 Shares)(14,15,16)                                                   0.65           0.00           0.02
LVIP Baron Growth Opportunities (Service Class)(17)                  1.00           0.25           0.08
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(18)(19)                                                      0.95           0.00           0.15
LVIP Delaware Bond Fund (Standard Class)                             0.34           0.00           0.06
LVIP Delaware VIP Growth and Income Fund (Standard
 Class)                                                              0.33           0.00           0.07
LVIP Delaware Managed Fund (Standard Class)                          0.40           0.00           0.08
LVIP Delaware Social Awareness Fund (Standard Class)                 0.35           0.00           0.06
LVIP Janus Capital Appreciation Fund (Standard Class)(20)            0.74           0.00           0.08
LVIP Mondrian International Value Fund (Standard Class)              0.68           0.00           0.12
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                    0.73           0.00           0.09
LVIP Wilshire 2010 Profile Fund (Standard Class)(21)(22)             0.25           0.00           3.18
LVIP Wilshire 2020 Profile Fund (Standard Class)(21)(22)             0.25           0.00           1.45
LVIP Wilshire 2030 Profile Fund (Standard Class)(21)(22)             0.25           0.00           2.61
LVIP Wilshire 2040 Profile Fund (Standard Class)(21)(22)             0.25           0.00           4.89
LVIP Wilshire Aggressive Profile Fund (Standard Class)(21)(22)       0.25           0.00           0.09
LVIP Wilshire Conservative Profile Fund (Standard
 Class)(21)(22)                                                      0.25           0.00           0.08
LVIP Wilshire Moderate Profile Fund (Standard Class)(21)(22)         0.25           0.00           0.04
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class)(21)(22)                                                      0.25           0.00           0.04
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(23)              0.82           0.00           0.07
Neuberger Berman Partners Portfolio (I Class)(23)                    0.83           0.00           0.08
T. Rowe Price International Stock Portfolio                          0.97           0.00           0.08



                                                                                                         otal
                                                                                                         pense
                                                                                                        Tes
                                                                                                       Exafter
                                                                                         Total  Total
                                                                                        Expense
        (  c-
                                                                                          es    Contract
  al
                                                                                        (before    tu     tual
                                                                                          any   waivers/
                                                                                        waivers reimburs
  s/
                                                                          Acquired        s/       se       -
                                                                            Fund        reimbur  ments   reimbur
                                                                          Fees and        rs       e-      rs
                                                                     +    Expenses  =   ments)  (if any) ments)
American Century VP Balanced Fund (Class I)(1)                           0.00   %       0.90
American Funds Global Growth Fund (Class 2)*                             0.00           0.80
American Funds Growth Fund (Class 2)*                                    0.00           0.58
American Funds Growth-Income Fund (Class 2)*                             0.00           0.52
American Funds International Fund (Class 2)*                             0.00           0.77
Delaware VIP Diversified Income Series (Standard Class)(2)               0.00           0.73
Delaware VIP High Yield Series (Standard Class)(3)                       0.00           0.75   -0.01   0.74
Delaware VIP REIT Series (Service Class)(4)                              0.00           1.13   -0.05   1.08
Delaware VIP Small Cap Value Series (Service Class)(5)                   0.00           1.11   -0.05   1.06
Delaware VIP Trend Series (Service Class)(6)                             0.00           1.16   -0.05   1.11
Dreyfus Stock Index Fund (Initial Class)                                 0.00           0.27
Dreyfus VIF Developing Leaders Portfolio (Initial Class)                 0.00           0.81
DWS Equity 500 Index VIP (Class A)(7)(3)                                 0.00           0.31   -0.03   0.28
DWS Small Cap Index VIP (Class A) (8)(9)                                 0.00           0.50
Fidelity (Reg. TM) VIP Asset Manager Portfolio (Initial Class)(10)       0.00           0.63
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(11)        0.00           0.90
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Initial Class)(12)       0.00           0.55
Fidelity (Reg. TM) VIP Growth Portfolio (Initial Class)(13)              0.00           0.65
Janus Aspen Worldwide Growth Portfolio (Institutional
 Shares)(14,15,16)                                                       0.00           0.67
LVIP Baron Growth Opportunities (Service Class)(17)                      0.00           1.33   -0.04   1.29
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(18)(19)                                                          0.00           1.10   -0.25   0.85
LVIP Delaware Bond Fund (Standard Class)                                 0.00           0.40
LVIP Delaware VIP Growth and Income Fund (Standard
 Class)                                                                  0.00           0.40
LVIP Delaware Managed Fund (Standard Class)                              0.00           0.48
LVIP Delaware Social Awareness Fund (Standard Class)                     0.00           0.41
LVIP Janus Capital Appreciation Fund (Standard Class)(20)                0.00           0.82   -0.13   0.69
LVIP Mondrian International Value Fund (Standard Class)                  0.00           0.80
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                        0.00           0.82
LVIP Wilshire 2010 Profile Fund (Standard Class)(21)(22)                 0.76           4.19   -3.18   1.01
LVIP Wilshire 2020 Profile Fund (Standard Class)(21)(22)                 0.79           2.49   -1.45   1.04
LVIP Wilshire 2030 Profile Fund (Standard Class)(21)(22)                 0.88           3.74   -2.61   1.13
LVIP Wilshire 2040 Profile Fund (Standard Class)(21)(22)                 0.92           6.06   -4.89   1.17
LVIP Wilshire Aggressive Profile Fund (Standard Class)(21)(22)           1.02           1.36   -0.09   1.27
LVIP Wilshire Conservative Profile Fund (Standard
 Class)(21)(22)                                                          0.77           1.10   -0.08   1.02
LVIP Wilshire Moderate Profile Fund (Standard Class)(21)(22)             0.89           1.18   -0.04   1.14
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class)(21)(22)                                                          0.92           1.21   -0.04   1.17
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(23)                  0.00           0.89
Neuberger Berman Partners Portfolio (I Class)(23)                        0.00           0.91
T. Rowe Price International Stock Portfolio                              0.00           1.05

(*) The investment adviser is voluntarily waiving up to 10% of its management fee. The waiver may be discontinued at any time in consultation with the Series' board, but it is expected to continue at its current level until further review. Total annual fund operating expenses do not reflect this waiver. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the Series' prospectus and in the audited financial statements in the Series' annual report.

(1) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.

(2) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion.

(3) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2009, the advisor has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses"))from exceeding, in an aggregate amount, 0.74% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion.

(4) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2008, the advisor contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual operating series expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 1.00% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(6) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(7) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.28% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(8) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.


(9) Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.47% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(10) Asset Manager. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.62% for Initial Class. These offsets may be discontinued at any time.

(11) Contrafund - A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for Service Class 2. These offsets may be discontinued at any time.

(12) Equity-Income. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.54% for Initial Class. These offsets may be discontinued at any time.

(13) Growth. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for Initial Class. These offsets may be discontinued at any time.

(14) All expenses are shown without the effect of expense offset arrangements. Pursuant to such offset arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(15) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Worldwide Growth Portfolio, this fee may go up or down monthly based on the Portfolio's performance relative to its benchmark index.

(16) Worldwide Growth Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during the measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Worldwide Growth Portfolio; and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to the fee rate commenced February 2007 for Worldwide Growth Portfolio may increase or decrease the Management Fee. Refer to the "Management Expenses" section in this Prospectus for additional information with further description in the Statement of Additional Information.

(17) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. Other expenses shown in the table have been restated to reflect the changes in the expense structure of the fund as a result of the reorganization of the fund which was effective June 5, 2007.

(18) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.85% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(19) The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% on the first $250,000,000 of average daily net assets of the fund and 0.32% on the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(20) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% on the next $250,000,000 of average daily net assets of the fund; 0.10% on the next $250,000,000 of average daily net assets of the fund; 0.15% on the next $750,000,000 of average daily net assets of the fund; and 0.20% on the excess of $1.5 billion of average daily net assets of the fund; The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(21) The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2007 fees and expenses of the underlying funds that were owned by each Profile fund during 2007 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(22) The adviser has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets. The agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(23) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2011 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:



                       1 year   3 years   5 years   10 years
                      -------- --------- --------- ---------
    GVA I Standard*    $ 749    $1,266    $1,811    $2,786
   GVA II Standard*      850     1,371     1,920     3,037
  GVA III Standard*      236       727     1,245     2,666

2) If you do not surrender your contract at the end of the applicable time period:



                       1 year   3 years   5 years   10 years
                      -------- --------- --------- ---------
    GVA I Standard*    $ 235     $ 724    $1,240    $2,656
   GVA II Standard*      234       721     1,235     2,646
  GVA III Standard*      236       727     1,245     2,666

* Examples shown may be less for plans qualifying for "breakpoint" mortality and expense risk charge.


The Expense Tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.

For more information, see - Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units to annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See - The Contracts and Annuity Payments.

What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account value, a surrender charge of 0-5% or 0-6%, respectively, of the gross withdrawal amount applies depending upon how many participation years the participant has been in the contract. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge for GVA I and GVA II.

There is no surrender charge for GVA III.

We charge an account fee charge of $25 per participant account. We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.


We apply a charge to the daily net asset value of the VAA and those charges are:



"standard" mortality and expense risk charge   1.00%
"breakpoint" mortality and expense charge*     .75%

See - Charges and Other Deductions.

The funds' investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See - The Contracts-Contributions.

How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The Contracts - Death Benefit.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See - The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any plan, and to certain restrictions under GVA III. See - Charges and Other Deductions. Under GVA III the following restrictions apply:
 o a participant may not transfer more than 20% of their fixed account holdings to the VAA each year, unless the participant intends to liquidate their fixed account value;
 o liquidation of the entire fixed account value must be over 5 annual installments. See Fixed Account Withdrawal/Transfer Limits for GVA III.

The contractowner must also approve participant withdrawals under Section 401(a) plans and plan subject to Title I of ERISA. Certain charges may apply. See - Charges and other deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.

Do participant's get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. See - Return Privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.


Investment Results

The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Guarantees provided within death benefit options and living benefit riders are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Fixed Side of the Contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See - Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.



Variable Annuity Account (VAA)
On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Financial Statements
The financial statements of the VAA and the consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.



Investments of the VAA
The contractowner decides which of the subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.46%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Funds, Delaware and Fidelity Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We currently anticipate closing and replacing the following funds during the third quarter of 2008:
AllianceBernstein VP Growth Portfolio (Class B) with AllianceBernstein VP Growth and Income Portfolio (Class B); American Century VP Balanced Fund (Class
1) with LVIP Delaware Managed Fund (Standard Class); Dreyfus VIF Developing Leaders Portfolio (Initial Class) with LVIP Small Cap Index (Standard Class); Dreyfus Stock Index Fund, Inc. with LVIP S&P 500 Index Fund (Standard Class); DWS Equity 500 Index Portfolio -Class A with LVIP S&P 500 Index Fund (Standard Class); DWS Small-Cap Index Portfolio (Class A) with LVIP Small-Cap Index Fund (Standard Class); Fidelity VIP Asset Manager Portfolio (Initial Class) with LVIP Delaware Managed Fund (Standard Class); Janus Aspen Worldwide Growth Portfolio (Institutional Class) with LVIP S&P 500 Index Fund (Standard Class); Neuberger Berman AMT Partners Portfolio with AllianceBernstein VP Growth and Income Portfolio (Class B); T. Rowe Price International Stock Portfolio with LVIP Mondrian International Fund (Standard Class).

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein
L.P.

  o AllianceBernstein Global Technology Portfolio (Class B): Maximum capital appreciation.

  o AllianceBernstein Growth Portfolio (Class B): Capital appreciation.
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.

  o AllianceBernstein Growth and Income Portfolio (Class B): Growth and income.



American Century Variable Products, advised by American Century Investment

  o Balanced Fund (Class I): Long-term capital growth & current income.
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.


American Funds Insurance SeriesSM, advised by Capital Research and Management
    Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.


Delaware VIP Trust, advised by Delaware Management Company

  o Diversified Income Series (Standard Class): Total return.

  o High Yield Series (Standard Class): Total return.

  o REIT Series (Service Class): Total return.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.


Dreyfus Variable Investment Fund, advised by The Dreyfus Corporation

  o Developing Leaders Portfolio (Initial Class): Capital growth.
    (Sub-advised by Franklin Portfolio Associates, LLC)
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.

  o Stock Index Fund, Inc. (Initial Class): Match the total return of the Standard & Poor's 500 Composite Stock Price Index.
    (Sub-advised by Mellon Capital Management Corporation)
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.


DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc.

  o DWS Equity 500 Index VIP (Class A): Capital appreciation.
    (Sub-advised by Northern Trust Investments, Inc.)
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.

  o DWS Small Cap Index VIP (Class A): Capital appreciation.
    (Sub-advised by Northern Trust Investments, Inc.)
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Asset Manager Portfolio (Initial Class): High total return.
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Equity-Income Portfolio (Initial Class): Reasonable income.

  o Growth Portfolio (Initial Class): Capital appreciation.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Worldwide Growth Portfolio (Institutional Shares): Long-term growth.
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
Advisors

  o LVIP Baron Growth Opportunities Fund (Service Class): Long-term growth. (Sub-advised by BAMCO, Inc.)

  o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.

     (Sub-advised by Cohen & Steers Capital Management)

  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Managed Fund (Standard Class): Total return.
     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (Sub-advised by Delaware Management Company)

  o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Sub-advised by Janus Capital Management LLC)

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Wilshire 2010 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2020 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2030 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2040 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Standard Class): Current income; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Standard Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class): Growth and income; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Aggressive Profile Fund (Standard Class): Capital appreciation; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
    Management Inc.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Sub-advised by Neuberger Berman, LLC)

  o Partners Portfolio (I Class): Capital appreciation.
    (Sub-advised by Neuberger Berman, LLC)
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.


T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.

  o T. Rowe Price International Stock Portfolio: Long-term growth.
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Annual Contract Fee

During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account value on the last business day of the month in which a participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a participant's account if the participant's account is totally withdrawn. The charge may be increased or decreased.


Surrender Charge for GVA I and GVA II*

Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period as follows:



During Participation Year    GVA I   GVA II
--------------------------- ------- -------
  1-5 .....................   5%      6%
  6 .......................   5%      3%
  7 .......................   4%      3%
  8 .......................   3%      3%
  9 .......................   2%      3%
  10 ......................   1%      3%
  11-15 ...................   0%      1%
  16 and later ............   0%      0%

* There is no surrender charge taken on withdrawals from GVA III.


The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on account balances converted to an annuity payout option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.


Fixed Account Withdrawal/Transfer Limits for GVA III

GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.


Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:



                                         Percentage of Fixed
                                          Account Available
Year Request Received by Lincoln Life       Under GVA III
--------------------------------------- --------------------
  1 ...................................            20%
  2 ...................................            25%
  3 ...................................         33.33%
  4 ...................................            50%
  5 ...................................           100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional contributions by a participant that notifies us of their intention to liquidate their fixed account balance and stop contributions to the contract. In addition, at contract termination certain 403(b) GVA III contracts offer lump sum payouts from the fixed account which may have a market value adjustment. Lump sum payouts will never be less than net contributions accumulated at an annual effective rate of 3%.


Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits

Under certain conditions, a participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:



           Standard conditions
           -------------------------------------------------------------------
GVA I      o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           -------------------------------------------------------------------
 GVA II    o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer and is at least 55 years of age
           -------------------------------------------------------------------
 GVA III   o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           o the participant is experiencing financial hardship*



           Optional conditions
           -----------------------------------------------------------------
GVA I      o the participant has separated from service with their employer and is at least 55 years of age
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA II    o the participant has separated from service with their employer
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA III   o the participant has separated from service with their employer and is at least 55 years of age





* A GVA III contractowner has the option not to include the financial hardship condition.


Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.

A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.


Deductions from the VAA for GVA I, II & III


We apply to the average daily net asset value of the subaccounts, a charge which is equal to an annual rate of:



"standard" mortality and expense risk charge   1.00%
"breakpoint" mortality and expense charge*     .75%

* Only certain contract or plans are eligible for a breakpoint charge. See - Charges and Other Deductions.


This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

Contracts eligible for the lower, or "breakpoint", mortality and expense risk charge are those contracts which, either individually or in combination with other contracts under the same employer group or association, either at issue or after issue and at the end of a calendar quarter, satisfy eligibility criteria anticipated to result in lower issue and administrative costs for us over time. Such criteria include, for example, expected size of account value and contributions, administrative simplicity, and/or limited competition. For cases not eligible for the lower mortality and risk expense charge at issue, the lower charge will be implemented no later than the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge. We periodically modify the criteria for eligibility. Modifications will not be unfairly discriminatory against any person. Contact your agent for our current eligibility criteria.


Special Arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract or by election impose this charge only on particpants with account balances in the VAA . Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of the Contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.


Initial Contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity (Reg. TM) VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.

The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.

We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Contributions

Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts made available by the contractowner.

Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover contributions.

Section 830.205 of the Texas Education Code provides that employer or state contributions (other than salary reduction contributions) on behalf of participants in the Texas Optional Retirement Program (ORP) vest after one year of participation in the program. We will return employer contributions to the contractowner for those employees who terminate employment in all Texas institutions of higher education before becoming vested. During this first participation year in the ORP, ORP participants may only direct employer and state contributions to the fixed account.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Contributions

The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccount's or the fixed account must be in any whole percent.

If we receive your purchase payment from you or your broker-dealer in good order at our servicing office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the annuity commencement date. Allocation of employer contributions may be restricted by the applicable plan.

Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period. These liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See - Fixed account withdrawals/transfer limits for GVA III.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are placed in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual participants, and
(2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same participant if that participant has been identified as a market timer. For each participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the participant in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that participant even if we cannot identify, in the particular circumstances, any harmful effect from that participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of participants determined to be engaged in such transfer activity that may adversely affect other participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all participants. An exception for any participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all participants or as applicable to all participants investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

We do not permit transfers of a participant's account balance after the annuity commencement date.


Additional Services

There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account into one or more subaccounts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the subaccounts. This service is only available for GVA III participants.

The account sweep service allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portofolio rebalancing is an option that restores to a pre-determined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.


Death Benefit Before the Annuity Commencement Date

The payment of death benefits is governed by the applicable plan and the tax code. In addition, no payment of death benefits provided upon the death of the participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.

Other rules apply to non-qualified annuities. See "Federal Tax Matters."

If there is no living named beneficiary on file with us at the time of a participant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.

Withdrawals

Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and Other Deductions- Fixed Account Withdrawal/Transfer Limits for GVA III."

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See "Charges and Other Deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal Tax Matters."

Total Withdrawals. Only participants with no outstanding loans can make a total withdrawal. A total withdrawal of a participant's account will occur when (a) the participant or contractowner requests the liquidation of the participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial Withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's account.

Systematic Withdrawal Option. Participants who are at least age 591/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required Minimum Distribution Program Under certain contracts participants who are at least age 701/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-Lincoln Life contracts.

Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988, can only be made if the participant has (1) died; (2) become disabled; (3) attained age 591/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see "Federal Tax Matters."

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the participant.

As required by Section 830.105 of the Texas Education Code, withdrawal requests by participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 701/2. A participant in an ORP contract is required to obtain a certificate of termination from the participant's employer before a withdrawal request can be granted.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal Tax Matters." A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest -bearing account in your name. The checking account is established at a bank of our choosing. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately. The funds that support the SecureLine (Reg. TM) account are part of our general account and are subject to the claims of our creditors and are not FDIC insured. We receive a financial benefit from all amounts left in the SecureLine (Reg. TM) account.

If you request a lump sum surrender payable to yourself for either an in-service or termination distribution, and your surrender value is $10,000 or more, your money will be placed into the account in your name unless you instruct us otherwise. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is $10,000 or more, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.


Loans

If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).

Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.



Distribution of the Contracts
Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriter pays to LFA is 3.50% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 3.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2007 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-341-0441.


Annuity Payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencement date.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner (or participant in an allocated contract).

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an annuitant or beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See - Charges and Other Deductions and Federal Tax Matters.

General Information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.

Annuity Payout Calculation

Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calculation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The participant's annuity conversion amount in the VAA as of the innitial annuity payout calculation date;
 o The annuity conversion factor contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Taxation of Death Benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).


Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007).


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety
(90) days notice of the deactivation date.

Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

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32

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account L


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
             Group Variable Annuity Account Contracts I, II, & III











Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account L (Group Variable Annuity Contracts I, II & III).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, IN 46808

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34

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                                                                              35

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.


                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Technology
2000.........       10.000        7.094            58           10.000        7.098           1
2001.........        7.094        5.235           222            7.098        5.252           6
2002.........        5.235        3.016           345            5.252        3.033          11
2003.........        3.016        4.294           622            3.033        4.329          13
2004.........        4.294        4.467           624            4.329        4.515          21
2005.........        4.467        4.584           528            4.515        4.645          16
2006.........        4.584        4.919           502            4.645        4.997          16
2007.........        4.919        5.839           572            4.997        5.946          41
-------------       ------        -----           ---           ------        -----          --
AllianceBernstein VPS Growth
2000.........       10.000        8.743             8           10.000        8.748           1
2001.........        8.743        6.609            28            8.748        6.629           2
2002.........        6.609        4.693            70            6.629        4.720           7
2003.........        4.693        6.259           163            4.720        6.310           4
2004.........        6.259        7.097           196            6.310        7.173           5
2005.........        7.097        7.844           176            7.173        7.948           5
2006.........        7.844        7.670           178            7.948        7.791           6
2007.........        7.670        8.555           175            7.791        8.711          12
-------------       ------        -----           ---           ------        -----          --
AllianceBernstein VPS Growth and Income
2004.........       10.249       11.133            15           10.467       11.149           1
2005.........       11.133       11.529            47           11.149       11.575           2
2006.........       11.529       13.353            72           11.575       13.439           2
2007.........       13.353       13.862            97           13.439       13.996           8
-------------       ------       ------           ---           ------       ------          --
American Century VP Balanced Fund*
1996.........       15.698       16.213             2
1997.........       16.213       18.550         1,267
1998.........       18.550       21.263         1,269
1999.........       21.263       23.168         1,099           21.702       23.198          94
2000.........       23.168       22.330         1,000           23.198       22.414          98
2001.........       22.330       21.327         1,015           22.414       21.460          92
2002.........       21.327       19.096         1,006           21.460       19.263          80
2003.........       19.096       22.586         1,033           19.263       22.840          67
2004.........       22.586       24.547         1,034           22.840       24.886          70
2005.........       24.547       25.502           976           24.886       25.919          68
2006.........       25.502       27.677           914           25.919       28.200          65
2007.........       27.677       28.754           794           28.200       29.371          77
-------------       ------       ------         -----           ------       ------          --
American Funds Global Growth Fund****
2004.........       10.188       11.310            16           11.347       11.327           1 (a)
2005.........       11.310       12.774            85           11.327       12.826           1
2006.........       12.774       15.230           217           12.826       15.331           3
2007.........       15.230       17.317           357           15.331       17.475          19
-------------       ------       ------         -----           ------       ------          --
American Funds Growth Fund***
2000.........       10.000        8.991            88           10.000        8.997           1
2001.........        8.991        7.285           510            8.997        7.309          11
2002.........        7.285        5.449           900            7.309        5.480          21
2003.........        5.449        7.380          1474            5.480        7.441          16
2004.........        7.380        8.220         1,976            7.441        8.309          52
2005.........        8.220        9.456         2,520            8.309        9.582          78
2006.........        9.456       10.319         2,836            9.582       10.482         104
2007.........       10.319       11.477         2,652           10.482       11.688         314
-------------       ------       ------         -----           ------       ------         ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth-Income Fund****
2004.........       10.240       10.978           159           10.180       10.994           3
2005.........       10.978       11.502           443           10.994       11.549           9
2006.........       11.502       13.119           655           11.549       13.205          15
2007.........       13.119       13.644           757           13.205       13.767          44
-------------       ------       ------           ---           ------       ------          --
American Funds International Fund***
2000.........       10.000        8.582            17           10.000        8.587           1
2001.........        8.582        6.807            53            8.587        6.828           3
2002.........        6.807        5.739           163            6.828        5.771           8
2003.........        5.739        7.662           383            5.771        7.724           9
2004.........        7.662        9.051           687            7.724        9.148          12
2005.........        9.051       10.888         1,078            9.148       11.032          15
2006.........       10.888       12.825         1,393           11.032       13.027          26
2007.........       12.825       15.240         1,522           13.027       15.519          82
-------------       ------       ------         -----           ------       ------          --
Delaware VIP Diversified Income Series****
2004.........       10.044       10.935            36           10.563       10.951           1 (a)
2005.........       10.935       10.778           118           10.951       10.820           1 (a)
2006.........       10.778       11.516           153           10.820       11.590           5
2007.........       11.516       12.271           314           11.590       12.381          18
-------------       ------       ------         -----           ------       ------          --
Delaware VIP High Yield Series
2005.........       10.182       10.273            34           10.234       10.289           1
2006.........       10.273       11.437           115           10.289       11.483           2
2007.........       11.437       11.640           149           11.483       11.716          15
-------------       ------       ------         -----           ------       ------          --
Delaware VIP REIT Series***
2000.........       10.000       10.569            56           10.000       10.575           1
2001.........       10.569       11.371           179           10.575       11.406           1
2002.........       11.371       11.751           495           11.406       11.817          17
2003.........       11.751       15.558           600           11.817       15.684          15
2004.........       15.558       20.192           827           15.684       20.406          28
2005.........       20.192       21.362           787           20.406       21.643          29
2006.........       21.362       27.986           879           21.643       28.425          31
2007.........       27.986       23.779           612           28.425       24.212          32
-------------       ------       ------         -----           ------       ------          --
Delaware VIP Small Cap Value Series****
2004.........       10.307       12.116           128           10.270       12.135           3
2005.........       12.116       13.093           400           12.135       13.146           8
2006.........       13.093       15.022           625           13.146       15.121          12
2007.........       15.022       13.856           544           15.121       13.982          39
-------------       ------       ------         -----           ------       ------          --
Delaware VIP Trend Series***
2000.........       10.000        7.781            45           10.000        7.786           1
2001.........        7.781        6.513            67            7.786        6.533           5
2002.........        6.513        5.155           123            6.533        5.183           7
2003.........        5.155        6.879           220            5.183        6.934           3
2004.........        6.879        7.649           326            6.934        7.730           5
2005.........        7.649        7.998           339            7.730        8.103          10
2006.........        7.998        8.500           345            8.103        8.633          11
2007.........        8.500        9.295           280            8.633        9.464          49
-------------       ------       ------         -----           ------       ------          --
Dreyfus Stock Index Fund*
1996.........       21.013       22.705             3
1997.........       22.705       29.827         3,317
1998.........       29.827       37.861         3,913
1999.........       37.861       45.208         3,815           41.583       45.265         352
2000.........       45.208       40.604         3,325           45.265       40.757         282
2001.........       40.604       35.304         3,209           40.757       35.525         205
2002.........       35.304       27.136         2,922           35.525       27.375         161
2003.........       27.136       34.486         2,883           27.375       34.877         131
2004.........       34.486       37.776         2,766           34.877       38.299         144
2005.........       37.776       39.155         2,412           38.299       39.796         130
2006.........       39.155       44.773         2,198           39.796       45.621         119
2007.........       44.773       46.657         1,912           45.621       47.659         151
-------------       ------       ------         -----           ------       ------         ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Dreyfus VIP Developing Leaders Portfolio*
1996.........       14.854       15.286            12
1997.........       15.286       17.632         3,524
1998.........       17.632       16.856         3,954
1999.........       16.856       20.552         3,430           18.723       20.578         192
2000.........       20.552       23.056         3,368           20.578       23.142         159
2001.........       23.056       21.430         3,319           23.142       21.564         119
2002.........       21.430       17.159         3,153           21.564       17.310          91
2003.........       17.159       22.372         3,135           17.310       22.625          74
2004.........       22.372       24.662         2,969           22.625       25.003         106
2005.........       24.662       25.833         2,596           25.003       26.256          99
2006.........       25.833       26.540         2,241           26.256       27.042          93
2007.........       26.540       23.370         1,752           27.042       23.871         142
-------------       ------       ------         -----           ------       ------         ---
DWS VIP Equity 500 Index****
2004.........       10.278       11.100            69           10.068       11.116           1 (a)
2005.........       11.100       11.503           133           11.116       11.548           2
2006.........       11.503       13.156           166           11.548       13.241           5
2007.........       13.156       13.715           189           13.241       13.838           8
-------------       ------       ------         -----           ------       ------         ---
DWS VIP Small Cap Index****
2004.........       10.286       11.788            36           10.188       11.806           1
2005.........       11.788       12.168            87           11.806       12.217           2
2006.........       12.168       14.155           164           12.217       14.247           6
2007.........       14.155       13.748           170           14.247       13.872          16
-------------       ------       ------         -----           ------       ------         ---
Fidelity VIP Money Market Portfolio* (Pending Allocation Account)
1996.........       11.123       11.277             1
1997.........       11.277       11.894            30
1998.........       11.894       12.544            17
1999.........       12.544       13.192            12           12.843       13.195           1
2000.........       13.192       14.024             7           13.195       14.054           1
2001.........       14.024       14.610             7           14.054       14.633           1
2002.........       14.610       14.859             5           14.633       14.871           1
2003.........       14.859       15.007             3           14.871       15.020           0
2004.........       15.007       15.189             3           15.021       15.214           1 (a)
2005.........       15.189       15.649             3           15.214       15.673           1 (a)
2006.........       15.649       16.412             3           15.673       16.438           1*
2007.........       16.412       17.267            20           16.438       17.295           1
-------------       ------       ------         -----           ------       ------         ---
Fidelity (Reg. TM) VIP Asset Manager Portfolio*
1996.........       16.309       17.267            25
1997.........       17.267       20.583         4,471
1998.........       20.583       23.445         4,638
1999.........       23.445       25.787         4,152           24.279       25.819         251
2000.........       25.787       24.527         3,547           25.819       24.619         200
2001.........       24.527       23.290         3,360           24.619       23.436         102
2002.........       23.290       21.046         3,052           23.436       21.231          80
2003.........       21.046       24.582         2,804           21.231       24.860          71
2004.........       24.582       25.668         2,579           24.860       26.023          91
2005.........       25.668       26.441         2,308           26.023       26.874          83
2006.........       26.441       28.093         2,070           26.874       28.624          74
2007.........       28.093       32.126         1,790           28.624       32.815          88
-------------       ------       ------         -----           ------       ------         ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio***
2000.........       10.000        9.412             2           10.000        9.419           1
2001.........        9.412        8.157            62            9.419        8.183           2
2002.........        8.157        7.300           167            8.183        7.342           7
2003.........        7.300        9.265           259            7.342        9.342           3
2004.........        9.265       10.563           475            9.342       10.677          20
2005.........       10.563       12.199           975           10.677       12.362          34
2006.........       12.199       13.459         1,382           12.362       13.672          42
2007.........       13.459       15.630         1,405           13.672       15.918         101
-------------       ------       ------         -----           ------       ------         ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity (Reg. TM) VIP Equity-Income Portfolio*
1996.........       14.763       15.790            10
1997.........       15.790       19.985         3,608
1998.........       19.985       22.087         4,155
1999.........       22.087       23.252         3,856           24.433       23.281          182
2000.........       23.252       24.959         3,030           23.281       25.052          155
2001.........       24.959       23.486         3,059           25.052       23.633          132
2002.........       23.486       19.312         2,830           23.633       19.481           70
2003.........       19.312       24.918         2,772           19.481       25.200           59
2004.........       24.918       27.515         2,736           25.200       27.896           88
2005.........       27.515       28.839         2,551           27.896       29.311           85
2006.........       28.839       34.318         2,482           29.311       34.967           88
2007.........       34.318       34.496         2,121           34.967       35.237          191
-------------       ------       ------         -----           ------       ------          ---
Fidelity (Reg. TM) VIP Growth Portfolio*
1996.........       22.793       23.220             8
1997.........       23.220       28.328         4,982
1998.........       28.328       39.122         5,291
1999.........       39.122       53.234         5,554           44.085       53.301          151
2000.........       53.234       46.917         5,136           53.301       47.094          184
2001.........       46.917       38.252         4,883           47.094       38.492          144
2002.........       38.252       26.469         4,445           38.492       26.703           99
2003.........       26.469       34.815         4,189           26.703       35.209           82
2004.........       34.815       35.633         3,748           35.209       36.127          132
2005.........       35.633       37.324         3,151           36.127       37.936          119
2006.........       37.324       39.484         2,795           37.936       40.232          105
2007.........       39.484       49.632         2,448           40.232       50.698          155
-------------       ------       ------         -----           ------       ------          ---
Janus Aspen Worldwide Growth Portfolio**
1998.........       10.000       12.520            75
1999.........       12.520       20.385         1,054           13.979       20.410           74
2000.........       20.385       17.019         2,225           20.410       17.083          150
2001.........       17.019       13.069         2,218           17.083       13.152          139
2002.........       13.069        9.639         2,090           13.152        9.724          112
2003.........        9.639       11.833         1,917            9.724       11.967           81
2004.........       11.833       12.275         1,683           11.967       12.446          100
2005.........       12.275       12.866         1,363           12.446       13.077           89
2006.........       12.866       15.057         1,168           13.077       15.342           83
2007.........       15.057       16.342         1,054           15.342       16.694          101
-------------       ------       ------         -----           ------       ------          ---
Lincoln VIPT Baron Growth Opportunities** (b)
1998.........       10.000       13.218            27
1999.........       13.218       17.775           460           15.583       17.800           23
2000.........       17.775       17.132           635           17.800       17.198           32
2001.........       17.132       19.054           740           17.198       19.176           30
2002.........       19.054       16.186           911           19.176       16.330           28
2003.........       16.186       20.835           931           16.330       21.073           20
2004.........       20.835       25.916         1,017           21.073       26.278           35
2005.........       25.916       26.522           902           26.278       26.959           43
2006.........       26.522       30.334           760           26.959       30.911           49
2007.........       30.334       31.059           666           30.911       31.730           82
-------------       ------       ------         -----           ------       ------          ---
Lincoln VIPT Cohen & Steers Global Real Estate
2007.........       10.091        8.265             5            8.946        8.278            1*
-------------       ------       ------         -----           ------       ------          ---
Lincoln VIPT Delaware Bond****
2004.........       10.052       10.551            60           10.542       10.567            3
2005.........       10.551       10.722           221           10.567       10.765            6
2006.........       10.722       11.115           321           10.765       11.188            8
2007.........       11.115       11.604           376           11.188       11.709           24
-------------       ------       ------         -----           ------       ------          ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIPT Delaware Growth and Income***
2000.........       10.000        9.051             9           10.000        9.057           1
2001.........        9.051        7.954            81            9.057        7.980           4
2002.........        7.954        6.139           193            7.980        6.174          26
2003.........        6.139        7.884           376            6.174        7.948          10
2004.........        7.884        8.741           554            7.948        8.835          28
2005.........        8.741        9.134           632            8.835        9.255          32
2006.........        9.134       10.161           630            9.255       10.321          33
2007.........       10.161       10.675           596           10.321       10.871          49
-------------       ------       ------           ---           ------       ------          --
Lincoln VIPT Delaware Managed****
2004.........       10.231       11.013            29           11.035       11.029           1 (a)
2005.........       11.013       11.397            68           11.029       11.444           1 (a)
2006.........       11.397       12.476            79           11.444       12.559           1*
2007.........       12.476       12.918            76           12.559       13.038          25
-------------       ------       ------           ---           ------       ------          --
Lincoln VIPT Delaware Social Awareness**
1998.........       10.000       12.791            33
1999.........       12.791       14.619         1,107           13.358       14.637          88
2000.........       14.619       13.268         1,127           14.637       13.318         116
2001.........       13.268       11.885         1,173           13.318       11.959         115
2002.........       11.885        9.164         1,213           11.959        9.244          96
2003.........        9.164       11.963         1,279            9.244       12.099          77
2004.........       11.963       13.349         1,292           12.099       13.534          83
2005.........       13.349       14.805         1,255           13.534       15.048          81
2006.........       14.805       16.462         1,228           15.048       16.774          81
2007.........       16.462       16.782         1,119           16.774       17.143          98
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIPT Janus Capital Appreciation***
2000.........       10.000        8.243            25           10.000        8.249           3
2001.........        8.243        6.048           110            8.249        6.068           7
2002.........        6.048        4.374           165            6.068        4.399          13
2003.........        4.374        5.736           245            4.399        5.783          11
2004.........        5.736        5.979           276            5.783        6.043          19
2005.........        5.979        6.168           256            6.043        6.250          21
2006.........        6.168        6.697           274            6.250        6.803          20
2007.........        6.697        7.984           269            6.803        8.131          25
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIPT Mondrian International Value****
2004.........       10.000       12.255            21           10.343       12.274           1 (a)
2005.........       12.255       13.655           113           12.274       13.710           5
2006.........       13.655       17.576           419           13.710       17.691          11
2007.........       17.576       19.400           571           17.691       19.576          62
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth**
1998.........       10.000       12.454            19
1999.........       12.454       17.563         1,486           12.865       17.585         202
2000.........       17.563       16.920         2,416           17.585       16.984         156
2001.........       16.920       11.175         2,306           16.984       11.246         137
2002.........       11.175        7.720         2,202           11.246        7.788         118
2003.........        7.720       10.137         2,246            7.788       10.252          91
2004.........       10.137       11.407         2,107           10.252       11.565         114
2005.........       11.407       12.402         1,884           11.565       12.605         112
2006.........       12.402       13.417         1,652           12.605       13.672         103
2007.........       13.417       15.089         1,451           13.672       15.413         127
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIPT Wilshire 2010 Profile
2007.........        9.998       10.493             5           10.460       10.509           1*
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIPT Wilshire 2020 Profile
2007.........       10.001       10.337            10            9.924       10.353           1*
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIPT Wilshire 2030 Profile
2007.........       10.045       10.444             8           10.342       10.461           1*
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIPT Wilshire 2040 Profile
2007.........       10.072       10.269             3            9.914       10.285           2
-------------       ------       ------         -----           ------       ------         ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIPT Wilshire Aggressive Profile
2005.........       10.006       10.939            18           10.134       10.955           1 (a)
2006.........       10.939       12.622            84           10.955       12.672           1
2007.........       12.622       13.873           151           12.672       13.962           5
-------------       ------       ------           ---           ------       ------           -
Lincoln VIPT Wilshire Conservative Profile
2005.........       10.000       10.304            12           10.148       10.319           1 (a)
2006.........       10.304       11.155           178           10.319       11.198           2
2007.........       11.155       11.902           250           11.198       11.979           5
-------------       ------       ------           ---           ------       ------           -
Lincoln VIPT Wilshire Moderate Profile
2005.........       10.006       10.524            32           10.415       10.540           1 (a)
2006.........       10.524       11.674           206           10.540       11.721          10
2007.........       11.674       12.629           319           11.721       12.711          29
-------------       ------       ------           ---           ------       ------          --
Lincoln VIPT Wilshire Moderately Aggressive Profile
2005.........       10.049       10.701            39           10.306       10.715           1 (a)
2006.........       10.701       12.093           126           10.715       12.139           4
2007.........       12.093       13.147           292           12.139       13.230          13
-------------       ------       ------           ---           ------       ------          --
Neuberger Berman AMT Mid-Cap Growth Portfolio***
2000.........       10.000        7.673            59           10.000        7.678           1
2001.........        7.673        5.725           115            7.678        5.743           2
2002.........        5.725        4.005           154            5.743        4.027           6
2003.........        4.005        5.078           234            4.027        5.119           3
2004.........        5.078        5.847           312            5.119        5.910           9
2005.........        5.847        6.585           508            5.910        6.672          12
2006.........        6.585        7.477           600            6.672        7.595          19
2007.........        7.477        9.070         1,084            7.595        9.236          60
-------------       ------       ------         -----           ------       ------          --
Neuberger Berman AMT Partners Portfolio**
1998.........       10.000       11.861            27
1999.........       11.861       12.609           150           13.254       12.625          21
2000.........       12.609       12.571           212           12.625       12.619          32
2001.........       12.571       12.094           323           12.619       12.170          39
2002.........       12.094        9.083           405           12.170        9.163          46
2003.........        9.083       12.148           507            9.163       12.286          38
2004.........       12.148       14.309           583           12.286       14.508          42
2005.........       14.309       16.723           683           14.508       16.998          46
2006.........       16.723       18.584           602           16.998       18.936          37
2007.........       18.584       20.116           475           18.936       20.549          51
-------------       ------       ------         -----           ------       ------          --
T. Rowe Price International Stock Portfolio*
1996.........       11.687       12.276             5
1997.........       12.276       12.503         1,837
1998.........       12.503       14.342         2,049
1999.........       14.342       18.931         1,818           14.861       18.955         122
2000.........       18.931       15.400         1,634           18.955       15.457          80
2001.........       15.400       11.859         1,544           15.457       11.934          62
2002.........       11.859        9.593         1,438           11.934        9.678          53
2003.........        9.593       12.397         1,435            9.678       12.538          40
2004.........       12.397       13.965         1,377           12.538       14.158          51
2005.........       13.965       16.043         1,284           14.158       16.305          51
2006.........       16.043       18.915         1,190           16.305       19.273          48
2007.........       18.915       21.167         1,038           19.273       21.622          70
-------------       ------       ------         -----           ------       ------         ---

* The Subaccount indicated commenced operations on September 26, 1996.

** The Subaccount indicated commenced operation on October 1, 1998.

*** The Subaccount indicated commenced operation on September 27, 2000.

**** The Subaccount indicated commenced operation on May 24, 2004.

(a) All numbers less than 500 were rounded up to one.

(b) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln National Variable Annuity Account L of
The Lincoln National Life Insurance Company

Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the ""Contracts""), dated April 30, 2008. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46808, by calling Lincoln Life at 1-800-341-0441, or by visiting www.LFG.com.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Advertising                                     B-3
Additional Services                             B-5
Other Information                               B-5
Financial Statements                            B-5

This SAI is not a prospectus.
The date of this SAI is April 30, 2008.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents.

Prior to September 15, 2005, LFA was the Principal Underwritier, and they paid $4,129,656 and $3,750,709 to Lincoln Sales Representatives and Selling Firms in 2004, and 2005, respectively, as sales compensation with respect to the contracts. LFA retained no underwriting commissions for the sale of the contracts.

After September 15, 2005, Lincoln Life was the Principal Underwriter, and they paid $1,100,062, $3,514,035 and $3,254,787 to LFA and Selling Firms in 2005,
2006 and 2007, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and

 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Table modified, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
The Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.

Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.

Systematic Transfer - The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be cancelled prematurely if the fixed account balance falls to $0.

Account Sweep - The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.

Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
Financial statements of the VAA and the consolidated financial statements of Lincoln Life appear on the following pages.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                      -------------------
                                                                        2007      2006
                                                                      --------  ---------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $53,250; 2006 -- $53,846) $ 53,405  $ 54,697
    Equity (cost: 2007 -- $132; 2006 -- $205)                              134       218
  Trading securities                                                     2,533     2,820
  Mortgage loans on real estate                                          7,117     7,344
  Real estate                                                              258       409
  Policy loans                                                           2,798     2,755
  Derivative investments                                                   172       245
  Other investments                                                        986       783
                                                                      --------  --------
    Total investments                                                   67,403    69,271
Cash and invested cash                                                   1,395     1,762
Deferred acquisition costs and value of business acquired                8,574     7,609
Premiums and fees receivable                                               382       331
Accrued investment income                                                  801       838
Reinsurance recoverables                                                 7,939     7,949
Goodwill                                                                 3,539     3,514
Other assets                                                             2,030     1,765
Separate account assets                                                 82,263    71,777
                                                                      --------  --------
Total assets                                                          $174,326  $164,816
                                                                      ========  ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                              $ 13,619  $ 13,645
Other contract holder funds                                             58,168    58,718
Short-term debt                                                            173        21
Long-term debt                                                           1,675     1,439
Reinsurance related derivative liability                                   211       218
Funds withheld reinsurance liabilities                                   1,862     1,816
Deferred gain on indemnity reinsurance                                     696       760
Payables for collateral under securities loaned                          1,135     1,504
Other liabilities                                                        2,083     2,073
Separate account liabilities                                            82,263    71,777
                                                                      --------  --------
Total liabilities                                                      161,885   151,971
                                                                      --------  --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock-- 10,000,000 shares, authorized, issued and outstanding     9,105     9,088
Retained earnings                                                        3,283     3,341
Accumulated other comprehensive income                                      53       416
                                                                      --------  --------
    Total stockholder's equity                                          12,441    12,845
                                                                      --------  --------
    Total liabilities and stockholder's equity                        $174,326  $164,816
                                                                      ========  ========

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
                                 (IN MILLIONS)

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2007      2006      2005
                                                         -------   -------   -------
REVENUES
Insurance premiums                                       $ 1,560   $ 1,118   $    67
Insurance fees                                             2,994     2,439     1,575
Net investment income                                      4,188     3,869     2,592
Realized loss                                               (112)       (2)      (16)
Amortization of deferred gain on indemnity reinsurance        83        76        77
Other revenues and fees                                      325       289       316
                                                         -------   -------   -------
  Total revenues                                           9,038     7,789     4,611
                                                         -------   -------   -------

BENEFITS AND EXPENSES
Interest credited                                          2,398     2,241     1,506
Benefits                                                   2,329     1,757       616
Underwriting, acquisition, insurance and other expenses    2,472     2,086     1,544
Interest and debt expenses                                    96        84        78
                                                         -------   -------   -------
  Total benefits and expenses                              7,295     6,168     3,744
                                                         -------   -------   -------
    Income before taxes                                    1,743     1,621       867
    Federal income taxes                                     504       460       223
                                                         -------   -------   -------
      Net income                                         $ 1,239   $ 1,161   $   644
                                                         =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (IN MILLIONS)

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                      -----------------------------
                                                        2007       2006       2005
                                                      --------   --------   -------
COMMON STOCK
Balance at beginning-of-year                          $  9,088   $  2,125   $ 2,106
Lincoln National Corporation purchase price                 (9)     6,932        --
Stock compensation/issued for benefit plans                 26         31        19
                                                      --------   --------   -------
    Balance at end-of-year                               9,105      9,088     2,125
                                                      --------   --------   -------

RETAINED EARNINGS
Balance at beginning-of-year                             3,341      2,748     2,304
Cumulative effect of adoption of SOP 05-1                  (41)        --        --
Cumulative effect of adoption of FIN 48                    (14)        --        --
Comprehensive income                                       876      1,124       315
Less other comprehensive loss, net of tax                 (363)       (37)     (329)
                                                      --------   --------   -------
  Net income                                             1,239      1,161       644
Dividends declared                                      (1,242)      (568)     (200)
                                                      --------   --------   -------
    Balance at end-of-year                               3,283      3,341     2,748
                                                      --------   --------   -------

NET UNREALIZED GAIN ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                               421        452       781
Change during the year                                    (345)       (31)     (329)
                                                      --------   --------   -------
    Balance at end-of-year                                  76        421       452
                                                      --------   --------   -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                (9)         7        14
Change during the year                                     (10)       (16)       (7)
                                                      --------   --------   -------
    Balance at end-of-year                                 (19)        (9)        7
                                                      --------   --------   -------

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                --         (6)      (13)
Change during the year                                      --          6         7
                                                      --------   --------   -------
    Balance at end-of-year                                  --         --        (6)
                                                      --------   --------   -------

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                 4         --        --
Change during the year                                      (8)         4        --
                                                      --------   --------   -------
    Balance at end-of-year                                  (4)         4        --
                                                      --------   --------   -------
Total stockholder's equity at end-of-year             $ 12,441   $ 12,845   $ 5,326
                                                      ========   ========   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN MILLIONS)

                                                                                       For the Years Ended
                                                                                          December 31,
                                                                                   ---------------------------
                                                                                    2007      2006      2005
                                                                                   -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $ 1,239   $ 1,161   $   644
Adjustments to reconcile net income to net cash provided by operating activities:
  Deferred acquisition costs and value of business acquired deferrals and
   interest, net of amortization                                                    (1,101)     (722)     (430)
  Change in premiums and fees receivable                                               (53)       16        54
  Change in accrued investment income                                                   13        21        (4)
  Change in contract accruals                                                          574       170    (1,082)
  Net trading securities purchases, sales and maturities                               316       165       (72)
  Gain on reinsurance embedded derivative/trading securities                            (2)       (4)       (5)
  Change in contract holder funds                                                      453       741     1,893
  Change in net periodic benefit accruals                                               (5)       (3)      (11)
  Change in amounts recoverable from reinsurers                                       (539)      199       101
  Change in federal income tax accruals                                                310       150       148
  Stock-based compensation expense                                                      26        31        19
  Depreciation, amortization and accretion, net                                         64        54        64
  Increase in funds withheld liability                                                  46       105       131
  Realized loss on investments and derivative instruments                              114         6        21
  Amortization of deferred gain on indemnity reinsurance                               (83)      (76)      (77)
  Other                                                                                (71)     (706)     (601)
                                                                                   -------   -------   -------
    Net adjustments                                                                     62       147       149
                                                                                   -------   -------   -------
      Net cash provided by operating activities                                      1,301     1,308       793
                                                                                   -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-sale securities:
  Purchases                                                                         (8,606)   (9,323)   (5,725)
  Sales                                                                              3,453     5,328     3,767
  Maturities                                                                         4,087     3,326     2,392
Purchases of other investments                                                      (2,018)     (696)   (1,008)
Sales or maturities of other investments                                             1,880       585     1,151
Increase (decrease) in cash collateral on loaned securities                           (369)      538        45
Cash acquired from Jefferson-Pilot merger                                               --       154        --
Other                                                                                  (84)       58         9
                                                                                   -------   -------   -------
      Net cash provided by (used in) investing activities                           (1,657)      (30)      631
                                                                                   -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of long-term debt                                                               --        --       (47)
Issuance of long-term debt                                                             375       140        --
Net increase (decrease) in short-term debt                                              13       (13)        2
Universal life and investment contract deposits                                      9,481     7,444     4,783
Universal life and investment contract withdrawals                                  (6,645)   (6,660)   (3,755)
Investment contract transfers                                                       (2,448)   (1,821)   (1,483)
Dividends paid                                                                        (787)     (568)     (200)
                                                                                   -------   -------   -------
      Net cash used in financing activities                                            (11)   (1,478)     (700)
                                                                                   -------   -------   -------
      Net increase (decrease) in cash and invested cash                               (367)     (200)      724
                                                                                   -------   -------   -------
Cash and invested cash at beginning-of-year                                          1,762     1,962     1,238
                                                                                   -------   -------   -------
      Cash and invested cash at end-of-period                                      $ 1,395   $ 1,762   $ 1,962
                                                                                   =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories (see Note 20).

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the years ended December 31, 2006 and 2005. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 18 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year including a $2.1 billion increase to common stock offset by a decrease to retained earnings for each of the years ended December 31, 2006, 2005, and 2004 to properly classify historical capital contributions received and stock compensation expense incurred. These reclassifications have no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest. All material intercompany accounts and transactions have been eliminated in consolidation.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions excluding mergers of entities under common control as discussed above initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES
Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

LNC regularly reviews available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, LNC considers several factors including, but not limited to: 1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income as they occur.

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectability of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Consolidated Statements of Income.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment and properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized loss on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized loss on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

POLICY LOANS
Policy loans are carried at unpaid principal balances.

SECURITIES LENDING
Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REALIZED LOSS
Realized loss includes realized gains and losses from the sale of investments, derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges but were not designated as hedging instruments under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in net income during the period of change in the corresponding income statement line as the transaction being hedged.

See Note 5 for additional discussion of our derivative instruments.

CASH AND CASH EQUIVALENTS
Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance

Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain or loss on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period-to-period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Consolidated Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, LNC may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, LNC conducts an annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on LNC's review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

Sales force intangibles are attributable to the value of the distribution system acquired in the Individual Markets - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

PROPERTY AND EQUIPMENT
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS
We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities represent segregated funds administered and invested by our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned by our insurance subsidiaries for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Consolidated Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 1.5% and 1.3%, respectively, of the face amount of insurance in force, and dividend expenses were $85 million for the years ended December 31, 2007 and 2006, and $78 million for the year ended December 31, 2005.

Universal life and variable universal life products with secondary guarantees represented approximately 32% and 34% of permanent life insurance in force as of December 31, 2007 and 2006, respectively, and approximately 73% and 77% of sales for these products for the years ended December 31, 2007 and 2006, respectively. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year. Any premium or discount on borrowed funds is amortized over the term of the borrowings.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS
Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

OTHER REVENUES AND FEES
Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS
Benefits for universal life and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB"). For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2005 through 2007 ranged from 3.00% to 9.00%.

INTEREST AND DEBT EXPENSES
Interest and debt expenses includes interest on short-term commercial paper, long-term senior debt that we issue and junior subordinated debentures issued to affiliated trusts.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for LNC's obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION
LNC expenses the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. For additional information on stock-based incentive compensation see Note 17.

INCOME TAXES
We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS
In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written-off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007 by recording decreases to the following categories (in millions) on our Consolidated Balance Sheets:

ASSETS
DAC                                                                               $31
VOBA                                                                               35
Other assets -- DSI                                                                 3
                                                                                  ---
  Total assets                                                                    $69
                                                                                  ===

LIABILITIES AND STOCKHOLDER'S EQUITY
Future contract benefits -- GMDB annuity reserves                                 $ 4
Other contract holder funds -- DFEL                                                 2
Other liabilities -- income tax liabilities                                        22
                                                                                  ---
  Total liabilities                                                                28
                                                                                  ---
Retained earnings                                                                  41
                                                                                  ---
    Total liabilities and stockholder's equity                                    $69
                                                                                  ===

The adoption of this new guidance primarily impacted our Individual Markets -- Annuities and Employer Markets -- Group Protection businesses and our accounting policies regarding the assumptions for lapsation used in the amortization of DAC and VOBA. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109
In June 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140
In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and
(b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106 AND 132(R)
In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheets the funded status of our defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through OCI. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Accounting for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in OCI, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in OCI are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in OCI and their effects on net periodic benefit costs. Retroactive application of SFAS 158 was not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006 by recording an increase in the asset of $38 million and an increase in the liability of $34 million, offset by an increase in accumulated OCI of $4 million.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS
In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT
In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes and net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

We issue share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 17 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION SFAS 115-1 AND SFAS 124-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS
In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value."

FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other-than-temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS
In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record a charge of between $25 million and $75 million to net income attributable to changes in the fair value of guaranteed benefit reserves and indexed annuities reported in our Individual Markets - Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES
In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS
In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") - a revision to SFAS 141, which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin No. 51A" ("SFAS 160"), which aims to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the consolidated statement of income. Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary or sells some of its ownership interests in its subsidiary and if the subsidiary reacquires some of its ownership interests or issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We expect to adopt SFAS 160 effective January 1, 2009, and are currently evaluating the effects of SFAS 160 on our consolidated financial condition and results of operations.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued DIG Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationship involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. DIG E23 clarifies that the shortcut method may be applied to a qualifying fair value hedge when the relationship is designated on the trade date of both the swap and the hedged item (for example, debt), even though the hedged item is not recognized for accounting purposes until the transaction settles (that is, until its settlement date), provided that the period of time between the trade date and the settlement date of the hedged item is within established conventions for that marketplace. DIG E23 also clarifies that Paragraph 68(b) is met for an interest rate swap that has a non-zero fair value at the inception of the hedging relationship provided that the swap was entered into at the hedge's inception for a transaction price of zero and the non-zero fair value is due solely to the existence of a bid-ask spread in the entity's principal market (or most advantageous market, as applicable) under SFAS 157. The interest rate swap would be reported at its fair value as determined under SFAS 157. DIG E23 is effective for hedging relationships designated on or after January 1, 2008. The adoption of DIG E23 is not expected to have a material impact on our consolidated financial condition or results of operations.

FSP FAS140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS
In February 2008, the FASB issued FSP No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"). The guidance in FSP 140-3 provides accounting and reporting standards for transfers of financial assets. This FSP applies to a repurchase financing, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties (or consolidated affiliates of either counterparty), that is entered into contemporaneously with, or in contemplation of, the initial transfer. FSP 140-3 shall be effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years and shall be applied prospectively to initial transfers and repurchase financings for which the initial transfer is executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. We are evaluating the expected effect on our consolidated financial condition and results of operations.

--------------------------------------------------------------------------------
3. ACQUISITION AND DIVIDEND OF FPP

JEFFERSON-PILOT MERGER
On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. The associated fair values of JPL, JPLA and JPFIC at April 3, 2006 were "pushed down" to LNL's consolidated financial statements in accordance with push down accounting rules.

The fair value of the specifically identifiable net assets acquired in the merger was $4.3 billion. Goodwill of $2.6 billion resulted from the excess of purchase price over the fair value of the net assets. The amount of goodwill that was expected to be deductible for tax purposes was approximately $23 million. LNC paid a premium over the fair value of the net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;
-    Broader, more balanced product portfolio;
-    Larger distribution organization; and
- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of the net assets acquired (in millions) as of the acquisition date:

                                                           FAIR VALUE
                                                           ----------
Investments                                                $   27,384
Reinsurance recoverables                                        1,193
Value of business acquired                                      2,489
Goodwill                                                        2,622
Other assets                                                    1,135
Separate account assets                                         2,574
Future contract benefits and other
  contract holder funds                                       (26,677)
Income tax liabilities                                           (382)
Accounts payable, accruals and other liabilities                 (841)
Separate accounts liabilities                                  (2,574)
                                                           ----------
  Total purchase price                                     $    6,923
                                                           ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                    GOODWILL
                                                    --------
Individual Markets:
  Life Insurance                                    $  1,346
  Annuities                                            1,002
                                                    --------
    Total Individual Markets                           2,348
Employer Markets: Group Protection                       274
                                                    --------
      Total goodwill                                $  2,622
                                                    ========

DIVIDEND OF FPP
On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                    DIVIDENDED
                                                      VALUE
                                                    ----------
Investments                                         $    1,809
Cash and invested cash                                      20
Deferred acquisition costs and value of
  business acquired                                        246
Premiums and fees receivable                                 2
Accrued investment income                                   24
Reinsurance recoverables                                   669
Goodwill                                                     2
Future contract benefits                                  (705)
Other contract holder funds                             (1,509)
Other liabilities                                          (66)
                                                    ----------
   Total dividend of FPP                            $      492
                                                    ==========

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2007
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    -----     ------    -------
Corporate bonds                                     $  42,041    $1,049    $  904    $42,186
U.S. Government bonds                                     153        14        --        167
Foreign government bonds                                  586        39         4        621
Asset and mortgage-backed securities                   10,224       146       195     10,175
State and municipal bonds                                 143         2        --        145
Redeemable preferred stocks                               103         9         1        111
                                                    ---------    -----     ------    -------
  Total fixed maturity securities                      53,250     1,259     1,104     53,405
Equity securities                                         132         9         7        134
                                                    ---------    -----     ------    -------
  Total available-for-sale securities               $  53,382    $1,268    $1,111    $53,539
                                                    =========    ======    ======    =======

                                                             AS OF DECEMBER 31, 2006
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    ------    ------    -------
Corporate bonds                                     $  44,049    $1,043    $  283    $44,809
U.S. Government bonds                                     218         7        --        225
Foreign government bonds                                  689        58         2        745
Asset and mortgage-backed securities                    8,607        88        69      8,626
State and municipal bonds                                 194         2         2        194
Redeemable preferred stocks                                89         9        --         98
                                                    ---------    ------    ------    -------
  Total fixed maturity securities                      53,846     1,207       356     54,697
Equity securities                                         205        15         2        218
                                                    ---------    ------    ------    -------
    Total available-for-sale securities             $  54,051    $1,222    $  358    $54,915
                                                    =========    ======    ======    =======

The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                                         AS OF DECEMBER 31, 2007
                                                                        ------------------------
                                                                        AMORTIZED         FAIR
                                                                           COST           VALUE
                                                                        ---------        -------
Due in one year or less                                                 $   2,261        $ 2,267
Due after one year through five years                                      11,217         11,489
Due after five years through ten years                                     15,437         15,315
Due after ten years                                                        14,111         14,159
                                                                        ---------        -------
  Subtotal                                                                 43,026         43,230
Asset and mortgage-backed securities                                       10,224         10,175
                                                                        ---------        -------
  Total available-for-sale fixed  maturity securities                   $  53,250        $53,405
                                                                        =========        =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                        AS OF DECEMBER 31, 2007
                                                                    -----------------------------------------------------------
                                                                        LESS THAN
                                                                       OR EQUAL TO        GREATER THAN
                                                                      TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                   -------------------  ------------------  -------------------
                                                                              GROSS               GROSS                GROSS
                                                                    FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                    VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                   -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                    $11,038  $      657  $4,142  $      247  $15,180  $      904
U.S. Government bonds                                                   --          --       3          --        3          --
Foreign government bonds                                                81           4      --          --       81           4
Asset and mortgage-backed securities                                 2,194         142   1,793          53    3,987         195
State and municipal bonds                                               29          --      15          --       44          --
Redeemable preferred stocks                                             13           1      --          --       13           1
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                   13,355         804   5,953         300   19,308       1,104
Equity securities                                                       61           7      --          --       61           7
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                              $13,416  $      811  $5,953  $      300  $19,369  $    1,111
                                                                   =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                                 2,263
                                                                                                                     ==========

                                                                                     AS OF DECEMBER 31, 2006
                                                                 ------------------------------------------------------------
                                                                      LESS THAN
                                                                     OR EQUAL TO        GREATER THAN
                                                                    TWELVE MONTHS       TWELVE MONTHS           TOTAL
                                                                 -------------------  ------------------  -------------------
                                                                             GROSS              GROSS                GROSS
                                                                  FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                  VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                 -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                  $ 8,643  $      115  $4,892  $      168  $13,535  $      283
U.S. Government bonds                                                 43          --      --          --       43          --
Foreign government bonds                                              56           1      62           1      118           2
Asset and mortgage-backed securities                               1,911          13   2,227          56    4,138          69
State and municipal bonds                                             20           1      44           1       64           2
Redeemable preferred stocks                                           --          --       1          --        1          --
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                 10,673         130   7,226         226   17,899         356
Equity securities                                                     50           2      --          --       50           2
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                            $10,723  $      132  $7,226  $      226  $17,949  $      358
                                                                 =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                               1,451
                                                                                                                   ==========

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                                  AS OF DECEMBER 31, 2007
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                               FAIR   UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  133  $       48          22
Six months or greater, but less than nine months                 425         137          30
Nine months or greater, but less than twelve months              363         109          17
Twelve months or greater                                         182          79          57
                                                              ------  ----------  ----------
  Total available-for-sale securities                         $1,103  $      373         126
                                                              ======  ==========  ==========

                                                                 AS OF DECEMBER 31, 2006
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                              FAIR    UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  --  $       --   $        5
Six months or greater, but less than nine months                 --          --            2
Nine months or greater, but less than twelve months              --          --            1
Twelve months or greater                                          9           3           12
                                                              -----  ----------   ----------
  Total available-for-sale securities                         $   9  $        3           20
                                                              =====  ==========   ==========

As described more fully in Note 1, LNC regularly reviews our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of time sufficient for recovery, LNC believes that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Corporate bonds                                $1,817        $2,140
U.S. Government bonds                             366           331
Foreign government bonds                           45            45
Asset and mortgage-backed securities:
  Mortgage pass-through securities                 21            24
  Collateralized mortgage obligations             153           111
  Commercial mortgage-backed securities           104           133
  Other asset-backed securities                    --             8
State and municipal bonds                          17            18
Redeemable preferred stocks                         8             8
                                               ------        ------
    Total fixed maturity securities             2,531         2,818
Equity securities                                   2             2
                                               ------        ------
      Total trading securities                 $2,533        $2,820
                                               ======        ======

The portion of market adjustment for trading securities still held at December 31, 2007, 2006 and 2005 was a loss of $8 million, $48 million and $70 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States, with the largest concentrations in California and Texas, which accounted for approximately 29% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2007    2006    2005
                                                         ------  ------  ------
Available-for-sale fixed maturity securities             $3,264  $2,979  $1,959
Available-for-sale equity securities                         19      11       7
Trading securities                                          163     181     176
Mortgage loans on real estate                               491     466     288
Real estate                                                  53      37      48
Policy loans                                                172     158     118
Invested cash                                                49      53      46
Other investments                                           155     147      61
                                                         ------  ------  ------
  Investment income                                       4,366   4,032   2,703
Less investment expense                                     178     163     111
                                                         ------  ------  ------
     Net investment income                               $4,188  $3,869  $2,592
                                                         ======  ======  ======

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2007    2006    2005
                                                                   -----   -----   -----
Available-for-sale fixed maturity securities:
  Gross gains                                                      $ 120   $ 119   $ 111
  Gross losses                                                      (176)    (97)    (89)
Available-for-sale equity securities:
  Gross gains                                                          3       2      10
  Gross losses                                                      (111)     --      --
Gain on other investments                                             22       5       1
Associated amortization of DAC, VOBA, DSI, DFEL and changes
  in other contract holder funds                                      29     (37)    (53)
                                                                   -----   -----   -----
    Total realized loss on investments, excluding trading
      securities                                                    (113)     (8)    (20)
Loss on derivative instruments, excluding reinsurance embedded
  derivatives                                                         (2)      2      (2)
Associated amortization of DAC, VOBA, DSI, DFEL and changes in
  other contract holder funds                                          1      --       1
                                                                   -----   -----   -----
   Total realized loss on investments and derivative instruments    (114)     (6)    (21)
Gain on reinsurance embedded derivative/trading securities             2       4       5
                                                                   -----   -----   -----
    Total realized loss                                            $(112)  $  (2)  $ (16)
                                                                   =====   =====   =====
Write-downs for other-than-temporary impairments included in
  realized loss on investments above                               $(257)  $ (62)  $ (18)
                                                                   =====   =====   =====

SECURITIES LENDING

The carrying values of the securities pledged under securities lending agreements were $655 million and $1.0 billion as of December 31, 2007 and 2006. The fair values of these securities were $634 million and $989 million as of December 31, 2007 and 2006, respectively.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $480 million as of December 31, 2007 and 2006. The fair values of these securities were $502 million and $500 million as of December 31, 2007 and 2006, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments for fixed maturity securities, limited partnerships, real estate and mortgage loans on real estate were $1.2 billion, which includes $281 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2007 and 2006, other contract holder funds on our Consolidated Balance Sheets included $1.2 billion and $700 million, respectively, outstanding in funding agreements. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies and $300 million of such agreements were assumed as a result of the merger of Jefferson-Pilot into LNL. The $850 million of credit-linked notes are classified as asset-backed securities and are included in our fixed maturity securities on our Consolidated Balance Sheets. The $300 million of investments which were assumed as a result of the merger were classified as corporate bonds and are included in our fixed maturity securities on our Consolidated Balance Sheets.

We earn a spread between the coupon received on the credit-linked note and the interest credited on the funding agreement. Our credit linked notes were created using a trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The asset backing two of these credit-linked notes is a mid-AA rated asset-backed security secured by a pool of credit card receivables. The third credit-linked note is backed by a pool of assets which are guaranteed by MBIA, Inc, a financial guarantor and are mid-AA rated. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolio.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments if the issuers of the debt market instruments default on their obligations. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the initial credit losses. We own the mezzanine tranche of these investments, which currently carries a mid-AA rating. To date, there have been no defaults in any of the underlying collateral pools. Similar to other debt market instruments our maximum principal loss is limited to our original investment of $850 million as of December 31, 2007.

The fair market value of these investments has declined, causing unrealized losses. As of December 31, 2007, we had unrealized losses of $190 million on the $850 million in credit linked notes. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

The following summarizes information regarding our investments in these securities (dollars in millions):

                                     AMOUNT AND DATE OF ISSUANCE
                                  ---------------------------------
                                    $400         $200         $250
                                  DECEMBER      APRIL        APRIL
                                    2006         2007         2007
                                  --------     -------      -------
Amount of subordination(1)        $  2,184     $   410      $ 1,167
Maturity                          12/20/16     3/20/17      6/20/17
Current rating of tranche(1)            AA         Aa2           AA
Number of entities(1)                  125         100          102
Number of countries(1)                  20          21           14

----------
(1)  As of December 31, 2007.

--------------------------------------------------------------------------------
5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock and call options on the S&P 500 Index(R) are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with the LINCOLN SMARTSECURITY(R) Advantage GMWB feature, the 4LATER(R) Advantage GIB feature and the i4LIFE(R) Advantage GIB feature that is available in our variable annuity products. This GMWB feature offers the contract holder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contract holder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133, resulting in the guarantees being recognized at estimated fair value, with changes in estimated fair value being reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB and GIB. As part of our current hedging program, contract holder behavior, available equity, interest rate and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 Index(R) call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited to contract holders. SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included in interest credited. The notional amounts of contract holder fund balances allocated to the equity-index options were $2.9 billion and $2.4 billion as of December 31, 2007 and 2006, respectively.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                                 AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                                             ASSETS  (LIABILITIES)
                                                                            ----------------------
                                                    NOTIONAL AMOUNTS        CARRYING OR FAIR VALUE
                                                    ------------------      ----------------------
                                                     2007        2006        2007            2006
                                                    ------      ------      -----           -----
Cash flow hedges
  Interest rate swap agreements                     $1,372      $1,188      $  (5)          $   8
  Foreign currency swaps                               366          86        (17)             (7)
  Call options (based on LNC stock)                     --          --          1               4
                                                    ------      ------      -----           -----
    Total cash flow hedges                           1,738       1,274        (21)              5
                                                    ------      ------      -----           -----

All other derivative instruments
  Interest rate cap agreements                       4,100       5,950          2               3
  Credit default swaps                                  60          20         --              --
  Call options (based on LNC stock)                      1           1         13              18
  Call options (based on S&P 500 Index(R))           2,858       2,357        149             185
                                                    ------      ------      -----           -----
    Total other derivative instruments               7,019       8,328        164             206

Embedded derivatives per SFAS 133                       --          --       (412)           (132)
                                                    ------      ------      -----           -----
      Total derivative instruments(1)               $8,757      $9,602      $(269)          $  79
                                                    ======      ======      =====           =====

----------
(1) Total derivative instruments as of December 31, 2007 were composed of an asset of $172 million recorded in derivative investments, a $230 million liability recorded in other contract holder funds and a liability of $211 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets. Total derivative instruments as of December 31, 2006 were composed of an asset of $245 million recorded in derivative investments, a $52 million contra-liability recorded in future contract benefits and a liability of $218 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

We designate and account for the following as cash flow hedges, when they have met the requirements of SFAS 133: 1) interest rate swap agreements; 2) foreign currency swaps; and 3) call options on LNC stock. We recognized a gain (loss) of $1 million and $(1) for the years ended December 31, 2007 and 2006, in net income as a component of realized investment gains and losses, related to the ineffective portion of cash flow hedges. We recognized a loss of $2 million for the year ended December 31, 2007, a gain of $2 million for the year ended December 31, 2006 and a loss of $2 million for the year ended December 31, 2005 in OCI related to the change in market value on derivative instruments that were designated and qualify as cash flow hedges.

Gains and losses on derivative contracts that qualify as cash-flow hedges are reclassified from accumulated OCI to current period earnings. As of December 31, 2007, $4 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2008. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our senior debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2007, 2006 and 2005, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open interest rate swap positions as of December 31, 2007 expire in 2008 through 2026.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open foreign currency swap positions as of December 31, 2007 expire in 2014 through 2022.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within both our Individual Markets and Employer Markets businesses. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133. The open interest rate cap agreements as of December 31, 2007 expire in 2008 through 2011.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2007, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. The open credit default swaps as of December 31, 2007 expire in 2010 through 2012.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on our stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500 INDEX(R))
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited on our Consolidated Statements of Income. The open positions as of December 31, 2007 expire in 2008 through 2009.

We also calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of interest credited on our Consolidated Statements of Income.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS
We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded in net income as realized gains or losses on our Consolidated Statements of Income.

VARIABLE ANNUITY PRODUCTS
We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. The change in fair value of the embedded derivatives flows through net income as benefits on our Consolidated Statements of Income. As of December 31, 2007 and 2006, we had approximately $18.9 billion and $13.8 billion, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $4.9 billion and $2.7 billion, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GMWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GMWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES
We own various debt securities that either: 1) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or 2) contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income.

ADDITIONAL DERIVATIVE INFORMATION

Income other than realized gains and losses for the agreements and contracts described above amounted to $7 million, $78 million and $14 million during the years ended December 31, 2007, 2006 and 2005, respectively.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2007 are not discussed in this disclosure.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2007 and 2006, the exposure was $164 million and $176 million, respectively.

--------------------------------------------------------------------------------
6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          ------------------
                                          2007   2006   2005
                                          ----   ----   ----
Current                                   $372   $244   $111
Deferred                                   132    216    112
                                          ----   ----   ----
  Total federal income tax expense        $504   $460   $223
                                          ====   ====   ====

The effective tax rate on pre-tax income was lower than the prevailing corporate federal income tax rate. Included in tax-preferred investment income was a separate account dividend received deduction benefit of $88 million, $80 million and $55 million for the years ended December 31, 2007, 2006 and 2005, respectively, exclusive of any prior years' tax return resolution.

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                     FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                               ------------------------
                                                2007     2006     2005
                                               -----    -----    -----
Tax rate of 35% times pre-tax income           $ 610    $ 568    $ 303
Effect of:
  Tax-preferred investment income                (88)     (80)     (63)
  Tax credits                                    (22)     (21)     (14)
  Other                                            4       (7)      (3)
                                               -----    -----    -----
    Provision for income taxes                 $ 504    $ 460    $ 223
                                               =====    =====    =====
  Effective tax rate                              29%      28%      26%
                                               =====    =====    =====

The federal income tax liability (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                            AS OF DECEMBER 31,
                                            2007          2006
                                            ----          ----
Current                                     $390          $ 13
Deferred                                     239           615
                                            ----          ----
  Total federal income tax liability        $629          $628
                                            ====          ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                                    --------------------
                                                                     2007          2006
                                                                    ------        ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds            $1,904        $1,473
Reinsurance deferred gain                                              244           265
Net operating and capital loss carryforwards                            --            23
Modco embedded derivative                                               74            76
Postretirement benefits other than pensions                              8             7
Compensation and benefit plans                                         175           149
Ceding commission asset                                                  7             9
Other                                                                  139           147
                                                                    ------        ------
    Total deferred tax assets                                        2,551         2,149
                                                                    ------        ------
DEFERRED TAX LIABILITIES
DAC                                                                  1,962         1,555
Net unrealized gain on available-for-sale securities                    47           306
Net unrealized gain on trading securities                               71            74
Present value of business in-force                                     589           619
Other                                                                  121           210
                                                                    ------        ------
    Total deferred tax liabilities                                   2,790         2,764
                                                                    ------        ------
      Net deferred tax liability                                    $  239        $  615
                                                                    ======        ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger into LNL on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders Surplus." On October 22, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." In 2005 and 2006, the additional tax imposed on distributions from the special tax account, "Policyholders Surplus," was suspended. In addition, the statute provided that distributions made during the two-year suspension period would first reduce the Policyholders Surplus account balance. Our 2005 and 2006 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $272 million, of which $134 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits within the next 12 months in the range of $0 to $12 million. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                 FOR THE YEAR
                                                    ENDED
                                                 DECEMBER 31,
                                                     2007
                                                 ------------
Balance at beginning-of-year                     $        272
  Increases for prior year tax positions                    5
  Decreases for prior year tax positions                   (1)
  Increases for current year tax positions                 21
  Decreases for current year tax positions                 (7)
                                                 ------------
    Balance at end-of-year                       $        290
                                                 ============

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2007, 2006 and 2005, we recognized interest and penalty expense related to uncertain tax positions of $19 million, $13 million and $3 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $45 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot Corporation and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

--------------------------------------------------------------------------------
7. DAC, VOBA and DSI

Changes in DAC (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              ---------------------------
                                                                2007      2006      2005
                                                              -------   -------   -------
Balance at beginning-of-year                                  $ 4,577   $ 3,676   $ 2,904
  Cumulative effect of adoption of SOP 05-1                       (31)       --        --
  Dividend of FPP                                                (246)       --        --
  Deferrals                                                     2,002     1,479       934
  Amortization, net of interest:
    Unlocking                                                      29        25       111
    Other amortization                                           (710)     (651)     (538)
  Adjustment related to realized (gains) losses on
    available-for-sale securities and derivatives                  48       (38)      (48)
  Adjustment related to unrealized losses on
    available-for-sale securities and derivatives                  96        86       313
                                                              -------   -------   -------
      Balance at end-of-year                                  $ 5,765   $ 4,577   $ 3,676
                                                              =======   =======   =======

For the year ended December 31, 2007, the unlocking total includes $26 million in prospective unlocking from updates to assumptions for experience, $(50) million in model refinements and $53 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $36 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $90 million in prospective unlocking from updates to assumptions for experience and $21 million in retrospective unlocking.

Changes in VOBA (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              -------------------------
                                                                2007      2006     2005
                                                              -------   -------   -----
Balance at beginning-of-year                                  $ 3,032   $   742   $ 819
  Cumulative effect of adoption of SOP 05-1                       (35)       --      --
  Business acquired                                                14     2,478      --
  Deferrals                                                        46        96      --
  Amortization:
    Unlocking                                                      25         9     (11)
    Other amortization                                           (416)     (347)   (111)
  Accretion of interest                                           125       111      45
  Adjustment related to realized gains on
    available-for-sale securities and derivatives                  (6)       (9)     --
  Adjustment related to unrealized (gains) losses on
    available-for-sale securities and derivatives                  24       (48)     --
                                                              -------   -------   -----
      Balance at end-of-year                                  $ 2,809   $ 3,032   $ 742
                                                              =======   =======   =====

For the year ended December 31, 2007, the unlocking total includes $14 million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $13 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $5 million in prospective unlocking from updates to assumptions for experience and $4 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience and $(2) million in retrospective unlocking.

Estimated future amortization of VOBA (in millions), net of interest, as of December 31, 2007 was as follows:

2008                $  276
2009                   252
2010                   238
2011                   208
2012                   191
Thereafter           1,668
                     -----
  Total             $2,833
                    ======

Changes in DSI (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                     ---------------------
                                                      2007    2006    2005
                                                     -----   -----   -----
Balance at beginning-of-year                         $ 194   $ 129   $  85
  Cumulative effect of adoption of SOP 05-1             (3)     --      --
  Deferrals                                            117      86      60
  Amortization, net of interest:
    Unlocking                                            2       4       3
    Other amortization                                 (31)    (25)    (19)
                                                     -----   -----   -----
      Balance at end-of-year                         $ 279   $ 194   $ 129
                                                     =====   =====   =====

For the year ended December 31, 2007, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience, $(1) million in model refinements and $1 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $1 million in prospective unlocking from updates to assumptions for experience and $3 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience and $1 million in retrospective unlocking.

--------------------------------------------------------------------------------
8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re Life & Health America, Inc. ("Swiss Re"), were as follows:

                                                                FOR THE YEARS
                                                              ENDED DECEMBER 31,
                                                          -------------------------
                                                            2007      2006     2005
                                                          -------   -------   -----
Reinsurance assumed                                       $    12   $     8   $   1
Reinsurance ceded                                          (1,063)   (1,021)   (767)
                                                          -------   -------   -----
  Net reinsurance premiums and fees                       $(1,051)  $(1,013)  $(766)
                                                          =======   =======   =====

Reinsurance recoveries netted against benefits            $ 1,249   $   904   $ 722
                                                          =======   =======   =====

We cede insurance to other companies. The portion of risks exceeding our retention limits is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $1.3 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.0 billion at December 31, 2007. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2007, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2007, included $1.9 billion and $200 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2007, 2006 and 2005 we amortized $55 million, $49 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2007, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoveries from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoveries in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

--------------------------------------------------------------------------------
9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                   FOR THE YEAR ENDED DECEMBER 31, 2007
                                --------------------------------------------
                                BALANCE AT   PURCHASE     DIVIDEND   BALANCE
                                BEGINNING-  ACCOUNTING       OF      AT END-
                                 OF-YEAR    ADJUSTMENTS     FPP      OF-YEAR
                                ----------  -----------   --------   -------
Individual Markets:
  Life Insurance                $    2,181  $        20   $     (2)  $ 2,199
  Annuities                          1,032           14         --     1,046
Employer Markets:
  Retirement Products                   20           --         --        20
  Group Protection                     281           (7)        --       274
                                ----------  -----------   --------   -------
    Total goodwill              $    3,514  $        27   $     (2)  $ 3,539
                                ==========  ===========   ========   =======

                                    FOR THE YEAR ENDED DECEMBER 31, 2006
                                --------------------------------------------
                                BALANCE AT   PURCHASE    DIVIDEND    BALANCE
                                BEGINNING-  ACCOUNTING     OF        AT END-
                                 OF-YEAR    ADJUSTMENTS    FPP       OF-YEAR
                                ----------  -----------  --------    -------
Individual Markets:
  Life Insurance                $      855  $     1,326  $     --    $ 2,181
  Annuities                             44          988        --      1,032
Employer Markets:
  Retirement Products                   20           --        --         20
  Group Protection                      --          281        --        281
                                ----------  -----------  --------    -------
    Total goodwill              $      919  $     2,595  $     --    $ 3,514
                                ==========  ===========  ========    =======

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                   AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                              2007                    2006
                                                    ----------------------  ----------------------
                                                     GROSS                   GROSS
                                                    CARRYING   ACCUMULATED  CARRYING   ACCUMULATED
                                                     AMOUNT   AMORTIZATION   AMOUNT   AMORTIZATION
                                                    --------  ------------  --------  ------------
Individual Markets -- Life Insurance:
  Sales force                                       $    100  $          7  $    100  $          3

Employer Markets -- Retirement Products:
  Mutual fund contract rights(1)                           3            --        --            --
                                                    --------  ------------  --------  ------------
    Total                                           $    103  $          7  $    100  $          3
                                                    ========  ============  ========  ============

----------
(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2007 was as follows:

2008                                                                                  $ 4
2009                                                                                    4
2010                                                                                    4
2011                                                                                    4
2012                                                                                    4
Thereafter                                                                             73
                                                                                      ---
  Total                                                                               $93
                                                                                      ===

--------------------------------------------------------------------------------
10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                           2007       2006
                                                         --------   --------
RETURN OF NET DEPOSIT
Separate account value                                   $ 44,833   $ 38,306
Net amount at risk(1)                                          93         65
Average attained age of contract holders                 55 years   54 years
MINIMUM RETURN
Separate account value                                   $    355   $    405
Net amount at risk(1)                                          25         34
Average attained age of contract holders                 68 years   67 years
Guaranteed minimum return                                      5%         5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                   $ 25,537   $ 22,487
Net amount at risk(1)                                         359        193
Average attained age of contract holders                 64 years   64 years

----------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2007          2006
                                                        -----         -----
Balance at beginning-of-year                            $  23         $  15
  Cumulative effect of adoption of SOP 05-1                (4)           --
  Changes in reserves                                      25            14
  Benefits paid                                            (6)           (6)
                                                        -----         -----
Balance at end-of-year                                  $  38         $  23
                                                        =====         =====

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Also included in benefits are the results of the hedging program, which included losses of $2 million and $5 million for GMDB in 2007 and 2006, respectively. We utilize a delta hedging strategy for variable annuity products with a GMDB feature, which uses futures on U.S.-based equity market indices to hedge against movements in equity markets. The hedging strategy is designed so that changes in the value of the hedge contracts move in the opposite direction of equity market driven changes in the reserve for GMDB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective to offset changes in the reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                                     AS OF DECEMBER 31,
                                                                   ---------------------
                                                                     2007          2006
                                                                   -------       -------
ASSET TYPE
Domestic equity                                                    $44,982       $39,260
International equity                                                 8,076         5,905
Bonds                                                                8,034         6,399
Money market                                                         6,545         5,594
                                                                   -------       -------
  Total                                                            $67,637       $57,158
                                                                   =======       =======
Percent of total variable annuity separate account values               97%           87%



--------------------------------------------------------------------------------
11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                            AS OF DECEMBER 31,
                                                          ---------------------
                                                            2007          2006
                                                          -------       -------
Account values and other contract holder funds            $56,668       $57,383
Deferred front-end loads                                      768           572
Contract holder dividends payable                             524           531
Premium deposit funds                                         113           130
Undistributed earnings on participating business               95           102
                                                          -------       -------
    Total other contract holder funds                     $58,168       $58,718
                                                          =======       =======

--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Short-term debt(1)                             $   18        $   21
Note due LNC, due September 2008                  155            --
                                               ------        ------
  Total short-term debt                        $  173        $   21
                                               ======        ======
Long-term debt:
  Note due LNC, due September 2008             $   --        $  139
  LIBOR + 1.00% note, due 2037                    375            --
  Surplus Notes due LNC:
    9.76% surplus note, due 2024                   50            50
    6.56% surplus note, due 2028                  500           500
    6.03% surplus note, due 2028                  750           750
                                               ------        ------
      Total surplus notes                       1,300         1,300
                                               ------        ------
        Total long-term debt                   $1,675        $1,439
                                               ======        ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. Also in 2006, the Board of Directors of LNC issued a Board Certificate guaranteeing that the consolidated subsidiary of LNL will maintain capital and surplus sufficient to meet the statutory surplus requirements of the insurance regulatory authority for the consolidated subsidiary of LNL and provide funds in cash to the consolidated subsidiary of LNL to ensure the timely payment of its obligations. Pursuant to that Board Certificate, as of December 31, 2007, $155 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2007, 2006 and 2005 was $56 million, $47 million and $55 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2007 were as follows:

2008                                                                                    $ 47
2009                                                                                      32
2010                                                                                      21
2011                                                                                      16
2012                                                                                      12
Thereafter                                                                                33
----                                                                                    ----
  Total                                                                                 $161
                                                                                        ====

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through Febru-ary 2010. Annual costs are dependent on usage but are expected to be approximately $8 million.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 46%, 48% and 48% of Individual Markets - Annuities variable annuity product deposits in December 31, 2007, 2006 and 2005, respectively, and represented approximately 66%, 67% and 67% of our total Individual Markets - Annuities variable annuity product account values as of December 31, 2007, 2006 and 2005 respectively. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets -Annuities segment include American Fund Insurance Series(SM)("AFIS") funds. For the Individual Markets - Annuities segment, AFIS funds accounted for 55%, 58% and 57% of variable annuity product deposits in 2007, 2006 and 2005 respectively and represented 75% of the segment's total variable annuity product account values as of December 31, 2007, 2006 and 2005.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES
We have guarantees with off-balance-sheet risks having contractual values of $2 million and $3 million as of December 31, 2007 and 2006, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

--------------------------------------------------------------------------------
14. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                                       FOR THE YEARS ENDED
                                                                                                           DECEMBER 31,
                                                                                                      ---------------------

                                                                                                      2007    2006    2005
                                                                                                      -----   -----   -----
UNREALIZED GAINS ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                                                                          $ 421   $ 452   $ 781
Other comprehensive income (loss):
  Unrealized holding losses arising during the year                                                    (871)    (96)   (805)
  Change in DAC, VOBA and other contract holder funds                                                   177      29     269
  Income tax benefit                                                                                    243      23     188
  Change in foreign currency exchange rate adjustment                                                    18       5       5
  Less:
    Reclassification adjustment for gains (losses) included in net income                              (164)     24      32
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           29     (37)    (53)
    Income tax benefit                                                                                   47       5       7
                                                                                                      -----   -----   -----
        Balance at end-of-year                                                                        $  76   $ 421   $ 452
                                                                                                      =====   =====   =====

                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                      -------------------
                                                                                                      2007    2006   2005
                                                                                                      ----    ----   ----
UNREALIZED GAINS (LOSSES) ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                                                          $ (9)   $  7   $ 14
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                                             14     (22)     5
  Change in DAC, VOBA and other contract holder funds                                                   (6)      1     (7)
  Income tax benefit                                                                                    11       2     (6)
  Change in foreign currency exchange rate adjustment                                                  (30)      4     --
  Less:
    Reclassification adjustment for (gains) losses included in net income                               (2)      2     (2)
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           1      --      1
    Income tax expense                                                                                  --      (1)    --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $(19)   $ (9)  $  7
                                                                                                      ====    ====   ====

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                                                          $ --    $ (6)  $(13)
Other comprehensive income (loss):
  Adjustment arising during the year                                                                    --       6      7
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ --    $ --   $ (6)
                                                                                                      ====    ====   ====

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                                                          $  4    $ --   $ --
Other comprehensive income (loss):
  Adjustment arising during the year                                                                   (13)     --     --
  Income tax benefit                                                                                     5      --     --
  Adjustment for adoption of SFAS 158, net of tax                                                       --       4     --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ (4)   $  4   $ --
                                                                                                      ====    ====   ====

--------------------------------------------------------------------------------
15. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                   ---------------------------
                                                                     2007      2006      2005
                                                                   -------   -------   -------
Commissions                                                        $ 2,051   $ 1,527   $   899
General and administrative expenses                                  1,234     1,093       965
DAC and VOBA deferrals and interest, net of amortization            (1,101)     (722)     (430)
Other intangibles amortization                                           4         3        --
Taxes, licenses and fees                                               192       158        81
Merger-related expenses                                                 92        27        29
                                                                   -------   -------   -------
    Total                                                          $ 2,472   $ 2,086   $ 1,544
                                                                   =======   =======   =======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income in the year incurred and are reflected within merger-related expenses in the table above.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                                                            TOTAL
                                                                                            -----
Restructuring reserve at December 31, 2006                                                  $   7
Amounts incurred in 2007
  Employee severance and termination benefits                                                   6
  Other                                                                                        14
                                                                                            -----
    Total 2007 restructuring charges                                                           20
Amounts expended in 2007                                                                      (25)
      Restructuring reserve at December 31, 2007                                            $   2
Additional amounts expended in 2007 that do not qualify as restructuring charges            $  72
Total expected costs                                                                          180
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. In addition, involuntary employee termination benefits were recorded in goodwill as part of the purchase price allocation, see
Note 3. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

--------------------------------------------------------------------------------
16. EMPLOYEE BENEFIT PLANS

Our employees, other than our U.S. insurance agents, are included in LNC's various benefit plans that provide for pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans. Our U.S. insurance agents are included in various plans sponsored by either LNL or LNC, including pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including those of LNL, and prior to January 1, 1995, most full-time agents, including those of LNL. All benefits accruing under the defined benefit plan for agents were frozen as of December 31, 1994. On May 1, 2007, LNC announced plans to change the retirement benefits provided to employees, including those of LNL, including the "freeze" or cessation of benefit accruals under LNC's primary traditional defined benefit pension plans. The freeze became effective December 31, 2007. This prospective change in benefits will not impact any of the pension retirement benefits that were accrued up through December 31, 2007.

Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

As a result of the merger with Jefferson-Pilot, LNC maintains funded defined benefit pension plans for the former U.S. employees and agents of Jefferson-Pilot. Eligible retiring employees receive benefits based on years of service and final average earnings. The plans were funded through group annuity contracts with LNL. The assets of the plans were those of the related contracts, and were primarily held our separate accounts. During the fourth quarter of 2007, the group annuity contracts were liquidated. The assets were moved to a tax-exempt trust and are invested as described in the Plan Assets section below.

The plans are funded by contributions to tax-exempt trusts. Our funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2006 and 2007, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents, including those of
LNL: the Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates (the "ESC"), the Jefferson-Pilot Executive Special Supplemental Benefit Plan (the "ESSB") and supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of the merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified supplemental retirement plan for certain former employees of Jefferson-Pilot. The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

The ESC and ESSB were terminated effective December 31, 2007. The accrued benefits under the ESC and the ESSB on that date were converted to actuarial equivalent lump sum amounts and credited to special opening accounts (the "ESC Opening Balance Account" and the "ESSB Opening Balance Account") in the Lincoln National Corporation Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"), which was formerly known as The Lincoln National Corporation Executive Deferred Compensation Plan for Employees. In both cases, the accrued benefits were calculated as if our executives had received a distribution at age 62, reduced under the relevant age 62 early retirement reduction factors provided under each plan (as if the executive had remained employed until age
62).

The supplemental executive retirement plan provided defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan and a second supplemental executive retirement plan was established for this same group of executives. The benefits payable to the executives under this plan will not be less than they would have been under the pre-acquisition plan. The benefit is based on an average compensation figure that is not less than the minimum three-year average compensation figure in effect for these executives as of December 31, 1999. Any benefits payable from this plan are reduced by benefits payable from our employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for LNC for 10 years and attained age 55 (age 60 for agents), including those of LNL. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attained the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was amended to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretire-ment plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations subsequent to the adoption of SFAS 158 was as follows:

                                                                     AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------
                                                                  2007          2006    2007                  2006
                                                                 -----         -----    ----                  ----
                                                                                                   OTHER
                                                                   PENSION BENEFITS       POSTRETIREMENT BENEFITS
                                                                 -------------------    --------------------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                                  $ 141         $  93    $ --                  $ --
Actual return on plan assets                                         8            15      --                    --
Company contributions                                               (1)           --       2                     2
Benefits paid                                                       (8)           (7)     (2)                   (2)
Purchase accounting adjustments                                     --            40      --                    --
                                                                 -----         -----    ----                  ----
  Fair value at end-of-year                                        140           141      --                    --
                                                                 -----         -----    ----                  ----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                                       117            92      19                    22
Interest cost                                                        7             6       1                     1
Plan participants' contributions                                    --            --       1                     1
Actuarial gains                                                     --            (3)     (4)                   (3)
Benefits paid                                                       (8)           (7)     (3)                   (2)
Purchase accounting adjustments                                     --            29      --                    --
                                                                 -----         -----    ----                  ----
  Balance at end-of-year                                           116           117      14                    19
                                                                 -----         -----    ----                  ----
    Funded status of the plans                                   $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                                     $  25         $  25    $ --                  $ --
Other liabilities                                                   (1)           (1)    (14)                  (19)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                                  $   8         $  (2)   $ (4)                 $ (2)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $   8         $  (2)   $ (4)                 $ (2)
                                                                 =====         =====    ====                  ====
WEIGHTED-AVERAGE ASSUMPTIONS
Weighted-average discount rate                                    6.00%         5.75%   6.00%                 5.75%
Expected return on plan assets                                    8.00%         8.00%   0.00%                 0.00%

RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                          4.00%         4.00%   4.00%                 4.00%

We use December 31 as the measurement date for the pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. LNC reevaluates this assumption at an interim date each plan year. For 2008, the expected return on plan assets for the pension plan will be 8%. The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12% for 2007. It further assumes the rate will gradually decrease to 5% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have an immaterial effect on accumulated postretirement benefit obligations and total service and interest cost components.

Information for our pension plans with accumulated benefit obligations in excess of plan assets (in millions) was as follows:

                                                                                AS OF DECEMBER 31,
                                                                                ------------------
                                                                                2007          2006
                                                                                ----          ----
Accumulated benefit obligation                                                  $ 1           $ 1
Projected benefit obligation                                                      1             1
Fair value of plan assets(1)                                                     --            --

----------
(1)  The plan is unfunded.

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------
                                                 PENSION BENEFITS     OTHER POSTRETIREMENT BENEFITS
                                               ---------------------  ------------------------------
                                               2007     2006    2005  2007        2006          2005
                                               ----     ----    ----  ----        ----          ----
Interest cost                                  $  7     $ 6     $ 5   $ 1         $  1          $  1
Expected return on plan assets                  (11)     (9)     (6)   --           --            --
Recognized net actuarial (gain) loss             --       1       1    (1)          --            --
                                               ----     ----    ----  ----        ----          ----
  Net periodic benefit expense (recovery)      $ (4)    $(2)    $ --  $ --        $  1          $  1
                                               ====     ===     ====  ====        ====          ====

LNC maintains a defined contribution plan for its U.S. financial planners and advisors ("agents"), including those of LNL. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNC assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees.

Contributions to this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNC agents. The combined expenses for these plans were $4 million for the year ended December 31, 2007 and $3 million for the years ended December 31, 2006 and 2005. These expenses reflect both the contribution as well as changes in the measurement of the liabilities under these plans.

PLAN ASSETS

Our pension plan asset allocations by asset category (in millions) based on estimated fair values were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2007         2006
                                        ----         ----
Equity securities                        52%          66%
Fixed income securities                  48%          32%
Cash and cash equivalents                 0%           2%
                                        ----         ----
  Total plan asset allocations          100%         100%
                                        ====         ====

The primary investment objective of our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made using the following asset classes: domestic and international equity, fixed income securities, real estate and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                            WEIGHTING RANGE
                                            ---------------
                                            TARGET    RANGE
                                            ------    -----
Domestic large cap equity                    35%     30%-40%
International equity                         15%     10%-20%
Fixed income                                 50%     45%-55%
Cash equivalents                              0%      0%-5%

Within the broad ranges provided above, we currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap growth (15%), large cap value (15%) and small cap (5%). Fixed income allocations are weighted between core fixed income and long term bonds to track changes in the plan's liability duration. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices:
Russell 1000, Europe, Australia and Far East, Lehman Aggregate and Citi-group 90-day T-Bill. LNC reviews this investment policy on an annual basis.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan target allocations. LNC reevaluates this assumption at an interim date each plan year.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During 2007, the management of the equity portion of the plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

LNC does not expect to contribute to the qualified defined benefit pension plans in 2008. LNC expects to fund approximately the following amounts (in millions) for benefit payments for LNC's unfunded non-qualified defined benefit plan and postretirement benefit plan:

                              PENSION PLANS                         POSTRETIREMENT PLANS
                    -------------------------------            ------------------------------
                      NON-
                    QUALIFIED                                                         NOT
                     DEFINED             REFLECTING                                REFLECTING
                     BENEFIT              MEDICARE             MEDICARE             MEDICARE
                     PENSION               PART D               PART D               PART D
                      PLANS               SUBSIDY              SUBSIDY              SUBSIDY
                    ---------            ----------            --------            ----------
2008                  $ --                  $1                  $(1)                  $2
2009                    --                   1                   (1)                   2
2010                    --                   1                   (1)                   2
2011                    --                   1                   (1)                   2
2012                    --                   1                   (1)                   2
Thereafter              --                   6                   (1)                   7

401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC also sponsors contributory defined contribution plans for eligible U.S. employees and agents, including those of LNL. These plans include 401(k) plans and defined contribution money purchase plans for eligible agents of the former Jefferson-Pilot. LNC's contribution to both the employees' and agents' 401(k) plans, excluding the former Jefferson-Pilot agents, is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, LNC's contributions to the employees' 401(k) plan on behalf of the former Jefferson-Pilot employees were the same as the contribution provided to eligible Lincoln participants. LNC's contributions to the agents' 401(k) Plan on behalf of the former Jefferson-Pilot agents is equal to 10% of each participant's pre-tax contributions, not to exceed 6% of eligible compensation. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with LNC's announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to their employees' 401(k) plan effective January 1, 2008. For all participants, including those of LNL, a number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for legacy LNC employees and a minimum 5-year service requirement for former Jefferson-Pilot employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

The Jefferson-Pilot Life Insurance Company Agents' Retirement Plan is a money purchase plan for eligible agents that provides for an employer contribution equal to 5% of a participant's eligible compensation.

Expense for the 401(k) and profit sharing plans was $31 million, $22 million and $25 million for the years ended December 31, 2007, 2006 and 2005, respectively.

DEFERRED COMPENSATION PLANS
LNC sponsors the DC SERP for certain U.S. employees, including those of LNL, and deferred compensation plans for certain agents, including those of LNL. Plan participants may elect to defer payment of a portion of their compensation as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of LNC's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans was $11 million, $17 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively. These expenses reflect both our employer matching contributions of $1 million, $4 million and $3 million, respectively, as well as increases in the measurement of our liabilities net of the total return swap, described in Note 5, under these plans of $10 million, $13 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plans.

LNC also sponsors a deferred compensation plan for certain eligible agents, including those of LNL. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant.

As a result of the merger with Jefferson-Pilot, LNC also sponsors a deferred compensation plan for former agents of Jefferson-Pilot. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plan. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC does not make matching contributions to this plan, and LNC stock is not an investment option of the plan.

LNC also sponsors a deferred compensation plan for certain former agents of Jefferson-Pilot that participate in the Jefferson-Pilot Life Insurance Company Agents' Retirement Plan. The Plan provides for company contributions equal to 5% of eligible compensation for earnings in excess of the limits imposed by the Federal government.

The total liabilities associated with the employee and agent plans were $137 million and $158 million as of December 31, 2007 and 2006, respectively.

--------------------------------------------------------------------------------
17. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                          -------------------
                                                           2007  2006   2005
                                                           ----  ----   ----
Stock options                                              $ 10  $  3   $ --
Shares                                                        3    19     14
Cash awards                                                  --     1      1
SARs                                                          5    (1)     2
Restricted stock                                              6     1      1
                                                           ----  ----   ----
  Total stock-based incentive compensation expense         $ 24  $ 23   $ 18
                                                           ====  ====   ====
Recognized tax benefit                                     $  8  $  8   $  6

--------------------------------------------------------------------------------
18. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the insurance departments of LNL and LLANY's states of domicile. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis. Statutory net income was $971 million, $299 million and $544 million for the years ended December 31, 2007, 2006 and 2005. The increase in statutory net income from 2006 to 2007 was driven primarily by two factors. The first factor was the release of statutory reserves as a result of the merger of JPL and JPFIC into LNL as described in
Note 1. The second factor was an internal transfer of ownership of FPP from LNL to our parent company, LNC, as referenced in Note 1. As a result of this transfer, we recognized a realized gain for the cumulative unrealized gain of our investment in FPP as the date of the transfer. Statutory capital and surplus was $5.1 billion and $3.0 billion as of December 31, 2007 and 2006, respectively.

LNL is domiciled in Indiana. The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. We calculate reserves on universal life policies based on the Indiana universal life method, which caused statutory surplus to be higher than NAIC statutory surplus by $246 million and $227 million as of December 31, 2007 and 2006, respectively. We are also permitted by Indiana to use a more conservative valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $14 million as of December 31, 2007 and 2006. A new statutory reserving standard, Actuarial Guideline VACARVM, is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to higher benefit reserves, lower risk-based capital ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Generally, these restrictions pose no short-term liquidity concerns for the holding company. For example, under Indiana laws and regulations, we may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, exceed the statutory limitation.

The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner; or (ii) the insurer's statutory net gain from operations for the previous twelve months. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $144 million, $568 million and $200 million to LNC during the years ended December 31, 2007, 2006 and 2005, respectively, which did not require prior approval of the Commissioner. In addition, we paid cash dividends of $626 million and a non-cash dividend of $292 million (attributable to the FPP dividend) in 2007 after approval was received from the Commissioner. Based upon anticipated ongoing positive statutory earnings and favorable credit markets, LNL expects that we could pay dividends of approximately $895 million in 2008 without prior approval from the Commissioner.

--------------------------------------------------------------------------------
19. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SHORT-TERM AND LONG-TERM DEBT

Fair values for our senior notes and capital securities are based on quoted market prices or estimated using discounted cash flow analysis based on our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. Fair values for junior subordinated debentures issued to affiliated trusts are based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), limited partnerships, mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying Consolidated Balance Sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                   AS OF DECEMBER 31,
                                                                        -----------------------------------------
                                                                                2007                 2006
                                                                        ------------------    -------------------
                                                                        CARRYING     FAIR     CARRYING     FAIR
                                                                          VALUE      VALUE      VALUE      VALUE
                                                                        --------   --------   --------   --------
ASSETS
Available-for-sale securities:
  Fixed maturities                                                      $ 53,405   $ 53,405   $ 54,697   $ 54,697
  Equity                                                                     134        134        218        218
Trading securities                                                         2,533      2,533      2,820      2,820
Mortgage loans on real estate                                              7,117      7,291      7,344      7,530
Derivative instruments                                                       172        172        245        245
Other investments                                                            986        986        783        783
Cash and invested cash                                                     1,395      1,395      1,762      1,762
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts                          (21,173)   (20,515)   (28,628)   (28,605)
  Remaining guaranteed interest and similar contracts                       (619)      (619)      (668)      (668)
  Embedded derivative instruments -- living benefits (liabilities)
    contra liabilities                                                      (229)      (229)        52         52
Reinsurance related derivative liability                                    (211)      (211)      (218)      (218)
Short-term debt                                                             (173)      (173)       (21)       (21)
Long-term debt                                                            (1,675)    (1,569)    (1,439)    (1,394)
OFF-BALANCE-SHEET
Guarantees                                                                    --         (2)        --         (3)
Investment commitments                                                        --         --         --     (1,308)

--------------------------------------------------------------------------------
20. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the current manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Annuities segment also offers broker-dealer services. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and survivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses), along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re. Other Operations also includes the eliminations of intercompany transactions.

Segment operating revenues and income (loss) from operations are internal measures used by our management to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses and the amortization of deferred gain arising from reserve development on business sold through reinsurance. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses, losses on early retirement of debt and reserve development net of related amortization on business sold through reinsurance. Our management and Board of Directors believe that operating revenues and income (loss) from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                                       $ 2,237   $ 1,914   $ 1,309
    Life Insurance                                    3,696     3,178     1,840
                                                    -------   -------   -------
      Total Individual Markets                        5,933     5,092     3,149
                                                    -------   -------   -------
  Employer Markets:
    Retirement Products                               1,423     1,356     1,168
    Group Protection                                  1,500     1,032        --
                                                    -------   -------   -------
      Total Employer Markets                          2,923     2,388     1,168
                                                    -------   -------   -------
  Other Operations                                      285       310       309
Realized loss(1)                                       (112)       (2)      (16)
Amortization of deferred gain on indemnity
  reinsurance related to reserve developments             9         1         1
                                                    -------   -------   -------
      Total revenues                                $ 9,038   $ 7,789   $ 4,611
                                                    =======   =======   =======

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                  2007      2006     2005
                                                                -------   -------   -----
NET INCOME
Operating income:
  Individual Markets:
    Annuities                                                   $   401   $   323   $ 197
    Life Insurance                                                  623       470     238
                                                                -------   -------   -----
      Total Individual Markets                                    1,024       793     435
                                                                -------   -------   -----
Employer Markets:
  Retirement Products                                               225       249     206
  Group Protection                                                  114        99      --
                                                                -------   -------   -----
      Total Employer Markets                                        339       348     206
                                                                -------   -------   -----
  Other Operations                                                  (45)       20      12
Realized loss(1)                                                    (72)       (1)    (10)
Reserve development, net of related amortization on
  business sold through indemnity reinsurance                        (7)        1       1
                                                                -------   -------   -----
    Net income                                                  $ 1,239   $ 1,161   $ 644
                                                                =======   =======   =====

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                      2007    2006     2005
                                                     ------  ------  ------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                          $1,028  $1,033  $  608
  Life Insurance                                      1,762   1,502     907
                                                     ------  ------  ------
    Total Individual Markets                          2,790   2,535   1,515
                                                     ------  ------  ------
Employer Markets:
  Retirement Products                                 1,100   1,054     892
  Group Protection                                      115      80      --
                                                     ------  ------  ------
    Total Employer Markets                            1,215   1,134     892
                                                     ------  ------  ------
Other Operations                                        183     200     185
                                                     ------  ------  ------
      Total net investment income                    $4,188  $3,869  $2,592
                                                     ======  ======  ======

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                            -------------------
                                                                             2007  2006  2005
                                                                             ----  ----  -----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                                  $337  $316  $ 183
  Life Insurance                                                              467   436    259
                                                                             ----  ----  -----
    Total Individual Markets                                                  804   752    442
                                                                             ----  ----  -----
Employer Markets:
  Retirement Products                                                         112    84     63
  Group Protection                                                             31    16     --
                                                                             ----  ----  -----
    Total Employer Markets                                                    143   100     63
                                                                             ----  ----  -----
Other Operations                                                               --     1     (1)
                                                                             ----  ----  -----
      Total amortization of DAC and VOBA                                     $947  $853  $ 504
                                                                             ====  ====  =====

                                                                      FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                                      -------------------
                                                                       2007   2006   2005
                                                                      -----   ----  -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Individual Markets:
  Annuities                                                           $ 114   $ 46  $  40
  Life Insurance                                                        317    235    115
                                                                      -----   ----  -----
    Total Individual Markets                                            431    281    155
                                                                      -----   ----  -----
Employer Markets:
  Retirement Products                                                    90     97     80
  Group Protection                                                       61     53     --
                                                                      -----   ----  -----
     Total Employer Markets                                             151    150     80
                                                                      -----   ----  -----
Other Operations                                                        (35)    29     (6)
Realized loss                                                           (39)    --     (6)
Loss on early retirement of debt                                         --     --     --
Amortization of deferred gain on idemnity reinsurance
  related to reserve developments                                        (4)    --     --
                                                                      -----   ----  -----
      Total income tax expense                                        $ 504   $460   $223
                                                                      =====   ====   ====

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2007      2006
                                     --------  --------
ASSETS
Individual Markets:
  Annuities                          $ 81,112  $ 70,736
  Life Insurance                       40,780    42,177
                                     --------  --------
    Total Individual Markets          121,892   112,913
                                     --------  --------
Employer Markets:
  Retirement Products                  38,271    37,274
  Group Protection                      1,471     1,849
                                     --------  --------
    Total Employer Markets             39,742    39,123
                                     --------  --------
Other Operations                       12,692    12,780
                                     --------  --------
    Total assets                     $174,326  $164,816
                                     ========  ========

--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2007 and 2006 include our participation in a cash management agreement with LNC of $420 million and $389 million, respectively. Related investment income was $30 million, $14 million and $6 million in 2007, 2006 and 2005, respectively. Short-term debt represents notes payable to LNC of $18 million and $21 million at December 31, 2007 and 2006, respectively. Total interest expense for this short-term debt was $1 million, $2 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively. As shown in Note 12, LNC supplied funding to us totaling $1.7 billion in 2007 and $1.4 billion in 2006, in exchange for notes. The interest expense on these notes was $96 million, $84 million and $78 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales. This resulted in net payments of $99 million, $59 million and $122 million for the years ended December 31, 2007, 2006 and 2005, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Consolidated Balance Sheets, was $10 million and $8 million as of December 31, 2007 and 2006, respectively.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products. As a result, we received fees of $62 million, $36 million and $41 million from DMH for transfer pricing in 2007, 2006, and 2005.

DMH is responsible for the management of our general account investments. We paid fees of $38 million, $57 million and $72 million for the years ended December 31, 2007, 2006 and 2005, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Consolidated Statements of Income.

We cede and accept reinsurance from affiliated companies. As discussed in Note 8, we cede certain Guaranteed Benefit risks (including certain GMDB and GMWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. The caption insurance premiums, on the accompanying Consolidated Statements of Income, was reduced for premiums paid on these contracts for the years ended December 31, 2007, 2006 and 2005 by $308 million, $234 million and $219 million, respectively. Future contract benefits on the accompanying Consolidated Balance Sheets have been reduced by $1.3 billion and $1.1 billion as of December 31, 2007 and 2006, respectively.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.4 billion and $1.1 billion at December 31, 2007 and 2006, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

22. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow data (in millions):

                                                                         FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                      -------------------------
                                                                        2007      2006     2005
                                                                      -------   --------   ----
Interest paid                                                         $   104   $     85   $59
Income taxes paid                                                         194        310    75
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and
      invested cash)                                                  $    41   $ 37,356   $--
    Fair value of liabilities assumed                                     (50)   (30,424)   --
                                                                      -------   --------   ----
      Total purchase price                                            $    (9)  $  6,932   $--
                                                                      =======   ========   ====

  Dividend of FPP:
    Carrying value of assets (includes cash and invested cash)        $ 2,772   $     --   $--
    Carrying value of liabilities                                      (2,280)        --    --
                                                                      -------   --------   ----
       Total dividend of FPP                                          $   492   $     --   $--
                                                                      =======   ========   ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes. Also, as discussed in Note 2 of the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 28, 2008

                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                                                                          MORTALITY &
                                                                                                            EXPENSE
                                                                CONTRACT                     CONTRACT      GUARANTEE
                                                               PURCHASES                   REDEMPTIONS      CHARGES
                                                                DUE FROM                      DUE TO       PAYABLE TO
                                                              THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                             NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                               INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                      INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B               $  3,578,825     $ 4,225     $  3,583,050     $    --        $   292     $  3,582,758
ABVPSF Growth Class B                             1,602,455       1,307        1,603,762          --            130        1,603,632
ABVPSF Growth and Income Class B                  1,453,383       3,020        1,456,403         795            118        1,455,490
American Century VP Balanced                     25,103,656         754       25,104,410          --          2,025       25,102,385
American Funds Global Growth Class 2              6,479,115      33,308        6,512,423          --            529        6,511,894
American Funds Growth Class 2                    34,129,386          --       34,129,386      23,801          2,749       34,102,836
American Funds Growth-Income Class 2             10,925,443      14,829       10,940,272          --            891       10,939,381
American Funds International Class 2             24,403,607      70,254       24,473,861          --          1,993       24,471,868
Delaware VIPT Diversified Income                  4,067,023       3,560        4,070,583          --            329        4,070,254
Delaware VIPT High Yield                          1,910,586          --        1,910,586         424            153        1,910,009
Delaware VIPT REIT Service Class                 15,299,454      22,927       15,322,381          --          1,229       15,321,152
Delaware VIPT Small Cap Value Service Class       8,069,256      14,786        8,084,042          --            656        8,083,386
Delaware VIPT Trend Service Class                 3,063,337       2,753        3,066,090          --            245        3,065,845
Dreyfus Developing Leaders                       44,349,750       4,310       44,354,060          --          3,607       44,350,453
Dreyfus Stock Index                              96,448,984          --       96,448,984      33,304          7,834       96,407,846
DWS VIP Equity 500 Index                          2,697,717      12,966        2,710,683          --            221        2,710,462
DWS VIP Small Cap Index                           2,559,422       1,404        2,560,826          --            207        2,560,619
Fidelity VIP Asset Manager                       60,443,834          --       60,443,834      29,301          4,920       60,409,613
Fidelity VIP Contrafund Service Class 2          23,559,230      12,478       23,571,708          --          1,914       23,569,794
Fidelity VIP Equity-Income                       79,933,777          --       79,933,777      53,893          6,443       79,873,441
Fidelity VIP Growth                             129,364,558       9,588      129,374,146          --         10,527      129,363,619
Fidelity VIP Money Market                           359,101       7,850          366,951          --             --          366,951
Janus Aspen Series Worldwide Growth              18,910,256       5,599       18,915,855          --          1,523       18,914,332
Lincoln VIPT Baron Growth Opportunities
   Service Class                                 23,280,138          --       23,280,138       2,566          1,871       23,275,701
Lincoln VIPT Cohen & Steers Global Real Estate       37,631          --           37,631          --              3           37,628
Lincoln VIPT Delaware Bond                        4,643,024       7,080        4,650,104          --            375        4,649,729
Lincoln VIPT Delaware Growth and Income           6,886,056       6,586        6,892,642          --            558        6,892,084
Lincoln VIPT Delaware Managed                     1,295,978       4,976        1,300,954          --            100        1,300,854
Lincoln VIPT Delaware Social Awareness           20,447,129       5,029       20,452,158          --          1,654       20,450,504
Lincoln VIPT Janus Capital Appreciation           2,348,838       3,168        2,352,006          --            190        2,351,816
Lincoln VIPT Mondrian International Value        12,293,358       7,565       12,300,923          --            988       12,299,935
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                                23,846,822       5,228       23,852,050          --          1,929       23,850,121
Lincoln VIPT Wilshire 2010 Profile                   50,163         404           50,567          --              4           50,563
Lincoln VIPT Wilshire 2020 Profile                   99,692       1,581          101,273          --              8          101,265
Lincoln VIPT Wilshire 2030 Profile                   91,681         436           92,117          --              7           92,110
Lincoln VIPT Wilshire 2040 Profile                   48,277         497           48,774          --              4           48,770
Lincoln VIPT Wilshire Aggressive Profile          2,159,193       2,820        2,162,013          --            177        2,161,836
Lincoln VIPT Wilshire Conservative Profile        3,023,331       3,278        3,026,609          --            248        3,026,361
Lincoln VIPT Wilshire Moderate Profile            4,394,324       5,693        4,400,017          --            354        4,399,663
Lincoln VIPT Wilshire Moderately
   Aggressive Profile                             4,000,547       7,419        4,007,966          --            326        4,007,640
NB AMT Mid-Cap Growth                            10,377,337       9,076       10,386,413          --            845       10,385,568
NB AMT Partners                                  10,631,333          --       10,631,333       8,222            857       10,622,254
T. Rowe Price International Stock                23,477,701       7,628       23,485,329          --          1,903       23,483,426

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                         DIVIDENDS
                                                           FROM        MORTALITY AND          NET
                                                        INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                                INCOME     GUARANTEE CHARGES   INCOME (LOSS)
------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                        $       --      $   (28,406)      $  (28,406)
ABVPSF Growth Class B                                           --          (14,945)         (14,945)
ABVPSF Growth and Income Class B                            15,163          (12,647)           2,516
American Century VP Balanced                               556,356         (259,806)         296,550
American Funds Global Growth Class 2                       152,857          (51,510)         101,347
American Funds Growth Class 2                              259,274         (324,338)         (65,064)
American Funds Growth-Income Class 2                       164,486          (99,897)          64,589
American Funds International Class 2                       336,112         (207,807)         128,305
Delaware VIPT Diversified Income                            68,823          (29,055)          39,768
Delaware VIPT High Yield                                   120,923          (18,430)         102,493
Delaware VIPT REIT Service Class                           287,375         (223,981)          63,394
Delaware VIPT Small Cap Value Service Class                 26,614          (96,886)         (70,272)
Delaware VIPT Trend Service Class                               --          (29,640)         (29,640)
Dreyfus Developing Leaders                                 422,352         (538,481)        (116,129)
Dreyfus Stock Index                                      1,738,916       (1,009,451)         729,465
DWS VIP Equity 500 Index                                    35,596          (25,171)          10,425
DWS VIP Small Cap Index                                     25,904          (27,073)          (1,169)
Fidelity VIP Asset Manager                               3,657,384         (593,879)       3,063,505
Fidelity VIP Contrafund Service Class 2                    166,407         (218,844)         (52,437)
Fidelity VIP Equity-Income                               1,522,260         (866,615)         655,645
Fidelity VIP Growth                                        996,663       (1,176,608)        (179,945)
Fidelity VIP Money Market                                   12,768               --           12,768
Janus Aspen Series Worldwide Growth                        145,538         (192,215)         (46,677)
Lincoln VIPT Baron Growth Opportunities Service Class           --         (248,424)        (248,424)
Lincoln VIPT Cohen & Steers Global Real Estate                 200              (90)             110
Lincoln VIPT Delaware Bond                                 220,559          (41,789)         178,770
Lincoln VIPT Delaware Growth and Income                     81,590          (69,384)          12,206
Lincoln VIPT Delaware Managed                               30,780          (11,083)          19,697
Lincoln VIPT Delaware Social Awareness                     182,668         (215,427)         (32,759)
Lincoln VIPT Janus Capital Appreciation                      5,916          (21,232)         (15,316)
Lincoln VIPT Mondrian International Value                  247,904         (115,766)         132,138
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth            --         (237,404)        (237,404)
Lincoln VIPT Wilshire 2010 Profile                              44              (56)             (12)
Lincoln VIPT Wilshire 2020 Profile                             240             (178)              62
Lincoln VIPT Wilshire 2030 Profile                             252             (239)              13
Lincoln VIPT Wilshire 2040 Profile                             338             (101)             237
Lincoln VIPT Wilshire Aggressive Profile                    17,282          (17,326)             (44)
Lincoln VIPT Wilshire Conservative Profile                  51,742          (25,068)          26,674
Lincoln VIPT Wilshire Moderate Profile                      55,835          (34,756)          21,079
Lincoln VIPT Wilshire Moderately Aggressive Profile         57,704          (28,788)          28,916
NB AMT Mid-Cap Growth                                           --          (75,709)         (75,709)
NB AMT Partners                                             69,770         (111,634)         (41,864)
T. Rowe Price International Stock                          323,604         (232,572)          91,032

See accompanying notes.

                                                                         DIVIDENDS                      NET CHANGE     NET INCREASE
                                                                           FROM           TOTAL       IN UNREALIZED   (DECREASE) IN
                                                        NET REALIZED   NET REALIZED   NET REALIZED    APPRECIATION      NET ASSETS
                                                         GAIN (LOSS)      GAIN ON      GAIN (LOSS)   OR DEPRECIATION  RESULTING FROM
                                                       ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS    OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                         $   129,521    $       --     $  129,521     $    341,762     $   442,877
ABVPSF Growth Class B                                         52,356            --         52,356          124,666         162,077
ABVPSF Growth and Income Class B                              18,135        62,371         80,506          (45,469)         37,553
American Century VP Balanced                                 129,619     1,354,575      1,484,194         (742,816)      1,037,928
American Funds Global Growth Class 2                          68,648       211,131        279,779          234,383         615,509
American Funds Growth Class 2                                956,203     2,214,139      3,170,342          270,515       3,375,793
American Funds Growth-Income Class 2                         168,329       320,049        488,378         (226,682)        326,285
American Funds International Class 2                         756,588       965,335      1,721,923        1,620,593       3,470,821
Delaware VIPT Diversified Income                              18,058         5,627         23,685          118,539         181,992
Delaware VIPT High Yield                                       1,932            --          1,932          (87,700)         16,725
Delaware VIPT REIT Service Class                             490,827     5,192,617      5,683,444       (8,944,047)     (3,197,209)
Delaware VIPT Small Cap Value Service Class                   70,089       798,115        868,204       (1,500,994)       (703,062)
Delaware VIPT Trend Service Class                            164,303        20,188        184,491           98,501         253,352
Dreyfus Developing Leaders                                (2,118,485)    7,384,234      5,265,749      (11,267,819)     (6,118,199)
Dreyfus Stock Index                                        4,129,936            --      4,129,936         (484,354)      4,375,047
DWS VIP Equity 500 Index                                      68,745            --         68,745           18,130          97,300
DWS VIP Small Cap Index                                       40,455       189,836        230,291         (287,093)        (57,971)
Fidelity VIP Asset Manager                                    82,236     1,700,182      1,782,418        3,221,791       8,067,714
Fidelity VIP Contrafund Service Class 2                      599,473     5,686,943      6,286,416       (2,927,940)      3,306,039
Fidelity VIP Equity-Income                                 1,950,369     6,712,024      8,662,393       (8,566,930)        751,108
Fidelity VIP Growth                                          872,842       105,885        978,727       26,141,171      26,939,953
Fidelity VIP Money Market                                         --            --             --               --          12,768
Janus Aspen Series Worldwide Growth                         (227,639)           --       (227,639)       1,850,930       1,576,614
Lincoln VIPT Baron Growth Opportunities Service Class      1,323,761     2,729,858      4,053,619       (3,133,202)        671,993
Lincoln VIPT Cohen & Steers Global Real Estate                  (154)           --           (154)          (3,679)         (3,723)
Lincoln VIPT Delaware Bond                                    (2,577)           --         (2,577)           3,840         180,033
Lincoln VIPT Delaware Growth and Income                      316,313            --        316,313           18,447         346,966
Lincoln VIPT Delaware Managed                                 23,421        25,824         49,245          (41,069)         27,873
Lincoln VIPT Delaware Social Awareness                       368,362            --        368,362          137,188         472,791
Lincoln VIPT Janus Capital Appreciation                       74,220            --         74,220          320,585         379,489
Lincoln VIPT Mondrian International Value                    315,125       326,607        641,732          265,680       1,039,550
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth        (294,007)           --       (294,007)       3,366,180       2,834,769
Lincoln VIPT Wilshire 2010 Profile                                18            --             18              319             325
Lincoln VIPT Wilshire 2020 Profile                                41            --             41              751             854
Lincoln VIPT Wilshire 2030 Profile                                70            --             70            1,313           1,396
Lincoln VIPT Wilshire 2040 Profile                              (337)           --           (337)            (633)           (733)
Lincoln VIPT Wilshire Aggressive Profile                      29,987        24,271         54,258           88,739         142,953
Lincoln VIPT Wilshire Conservative Profile                    11,402        10,627         22,029          110,921         159,624
Lincoln VIPT Wilshire Moderate Profile                        46,944        17,396         64,340          167,425         252,844
Lincoln VIPT Wilshire Moderately Aggressive Profile           15,474        35,213         50,687          120,726         200,329
NB AMT Mid-Cap Growth                                        270,274            --        270,274          980,167       1,174,732
NB AMT Partners                                              611,061     1,091,804      1,702,865         (746,986)        914,015
T. Rowe Price International Stock                          1,059,837     2,600,388      3,660,225       (1,111,172)      2,640,085

                                                   ABVPSF                  ABVPSF
                                                   GLOBAL      ABVPSF    GROWTH AND    AMERICAN
                                                 TECHNOLOGY    GROWTH      INCOME     CENTURY VP
                                                   CLASS B     CLASS B     CLASS B     BALANCED
                                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $2,494,243  $1,423,914  $  559,551  $26,657,789
Changes From Operations:
   - Net investment income (loss)                   (24,828)    (14,003)        955      247,011
   - Net realized gain (loss) on investments         85,104      46,855      52,983    1,757,512
   - Net change in unrealized appreciation or
     depreciation on investments                    108,575     (72,749)     64,105      190,221
                                                 ----------  ----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  168,851     (39,897)    118,043    2,194,744
Changes From Unit Transactions:
   - Contract purchases                             832,544     474,698     626,320    2,675,593
   - Contract withdrawals                          (944,674)   (442,906)   (318,245)  (4,400,926)
                                                 ----------  ----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (112,130)     31,792     308,075   (1,725,333)
                                                 ----------  ----------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              56,721      (8,105)    426,118      469,411
                                                 ----------  ----------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2006                   2,550,964   1,415,809     985,669   27,127,200
Changes From Operations:
   - Net investment income (loss)                   (28,406)    (14,945)      2,516      296,550
   - Net realized gain (loss) on investments        129,521      52,356      80,506    1,484,194
   - Net change in unrealized appreciation or
     depreciation on investments                    341,762     124,666     (45,469)    (742,816)
                                                 ----------  ----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  442,877     162,077      37,553    1,037,928
Changes From Unit Transactions:
   - Contract purchases                           1,587,374     419,554     834,566    2,648,591
   - Contract withdrawals                          (998,457)   (393,808)   (402,298)  (5,711,334)
                                                 ----------  ----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           588,917      25,746     432,268   (3,062,743)
                                                 ----------  ----------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,031,794     187,823     469,821   (2,024,815)
                                                 ----------  ----------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2007                  $3,582,758  $1,603,632  $1,455,490  $25,102,385
                                                 ==========  ==========  ==========  ===========

See accompanying notes.

                                                   AMERICAN      AMERICAN     AMERICAN        AMERICAN      DELAWARE
                                                 FUNDS GLOBAL     FUNDS         FUNDS          FUNDS          VIPT       DELAWARE
                                                    GROWTH        GROWTH    GROWTH-INCOME  INTERNATIONAL  DIVERSIFIED      VIPT
                                                    CLASS 2      CLASS 2       CLASS 2        CLASS 2        INCOME     HIGH YIELD
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $ 1,089,437  $24,577,604   $ 5,205,460    $11,895,642    $1,271,497  $   359,905
Changes From Operations:
   - Net investment income (loss)                      (3,724)     (44,744)       57,100        123,581         7,247       23,923
   - Net realized gain (loss) on investments           26,615      578,088       192,768        459,507         4,771        2,170
   - Net change in unrealized appreciation or
     depreciation on investments                      346,232    1,898,786       708,596      1,919,830        92,749       60,499
                                                  -----------  -----------   -----------    -----------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    369,123    2,432,130       958,464      2,502,918       104,767       86,592
Changes From Unit Transactions:
   - Contract purchases                             2,374,113    8,985,789     3,672,574      7,732,352     1,064,225    1,209,888
   - Contract withdrawals                            (491,504)  (5,640,031)   (1,047,416)    (3,920,950)     (618,427)    (325,684)
                                                  -----------  -----------   -----------    -----------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,882,609    3,345,758     2,625,158      3,811,402       445,798      884,204
                                                  -----------  -----------   -----------    -----------    ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,251,732    5,777,888     3,583,622      6,314,320       550,565      970,796
                                                  -----------  -----------   -----------    -----------    ----------  -----------
NET ASSETS AT DECEMBER 31, 2006                     3,341,169   30,355,492     8,789,082     18,209,962     1,822,062    1,330,701
Changes From Operations:
   - Net investment income (loss)                     101,347      (65,064)       64,589        128,305        39,768      102,493
   - Net realized gain (loss) on investments          279,779    3,170,342       488,378      1,721,923        23,685        1,932
   - Net change in unrealized appreciation or
     depreciation on investments                      234,383      270,515      (226,682)     1,620,593       118,539      (87,700)
                                                  -----------  -----------   -----------    -----------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    615,509    3,375,793       326,285      3,470,821       181,992       16,725
Changes From Unit Transactions:
   - Contract purchases                             3,860,790    9,930,084     4,401,419      9,020,543     2,830,649    1,863,119
   - Contract withdrawals                          (1,305,574)  (9,558,533)   (2,577,405)    (6,229,458)     (764,449)  (1,300,536)
                                                  -----------  -----------   -----------    -----------    ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,555,216      371,551     1,824,014      2,791,085     2,066,200      562,583
                                                  -----------  -----------   -----------    -----------    ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,170,725    3,747,344     2,150,299      6,261,906     2,248,192      579,308
                                                  -----------  -----------   -----------    -----------    ----------  -----------
NET ASSETS AT DECEMBER 31, 2007                   $ 6,511,894  $34,102,836   $10,939,381    $24,471,868    $4,070,254  $ 1,910,009
                                                  ===========  ===========   ===========    ===========    ==========  ===========

                                                                    DELAWARE
                                                    DELAWARE          VIPT           DELAWARE
                                                   VIPT REIT        SMALL CAP       VIPT TREND
                                                 SERVICE CLASS    VALUE SERVICE   SERVICE CLASS
                                                   SUBACCOUNT   CLASS SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $ 17,428,578     $ 5,331,621     $ 2,788,133
Changes From Operations:
   - Net investment income (loss)                      117,840         (72,853)        (30,079)
   - Net realized gain (loss) on investments         1,760,931         452,543         121,701
   - Net change in unrealized appreciation or
     depreciation on investments                     3,738,574         576,269          58,545
                                                  ------------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   5,617,345         955,959         150,167
Changes From Unit Transactions:
   - Contract purchases                              7,541,433       4,670,027       1,137,286
   - Contract withdrawals                           (5,091,618)     (1,381,680)     (1,044,223)
                                                  ------------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,449,815       3,288,347          93,063
                                                  ------------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              8,067,160       4,244,306         243,230
                                                  ------------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2006                     25,495,738       9,575,927       3,031,363
Changes From Operations:
   - Net investment income (loss)                       63,394         (70,272)        (29,640)
   - Net realized gain (loss) on investments         5,683,444         868,204         184,491
   - Net change in unrealized appreciation or
     depreciation on investments                    (8,944,047)     (1,500,994)         98,501
                                                  ------------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (3,197,209)       (703,062)        253,352
Changes From Unit Transactions:
   - Contract purchases                              6,335,617       3,541,607       1,138,225
   - Contract withdrawals                          (13,312,994)     (4,331,086)     (1,357,095)
                                                  ------------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (6,977,377)       (789,479)       (218,870)
                                                  ------------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (10,174,586)     (1,492,541)         34,482
                                                  ------------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2007                   $ 15,321,152     $ 8,083,386     $ 3,065,845
                                                  ============     ===========     ===========

                                                    DREYFUS         DREYFUS       DWS VIP       DWS VIP
                                                   DEVELOPING       STOCK         EQUITY      SMALL CAP
                                                    LEADERS          INDEX       500 INDEX       INDEX
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $ 69,657,771    $ 99,607,227   $ 1,556,017  $ 1,083,776
Changes From Operations:
   - Net investment income (loss)                    (382,636)        662,636         1,563       (6,381)
   - Net realized gain (loss) on investments        4,728,944       2,325,778        27,725       97,424
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,645,095)     10,463,964       225,911      149,162
                                                 ------------    ------------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,701,213      13,452,378       255,199      240,205
Changes From Unit Transactions:
   - Contract purchases                             4,106,670       5,928,687       876,285    1,810,896
   - Contract withdrawals                         (13,469,131)    (15,142,047)     (446,403)    (739,148)
                                                 ------------    ------------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (9,362,461)     (9,213,360)      429,882    1,071,748
                                                 ------------    ------------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (7,661,248)      4,239,018       685,081    1,311,953
                                                 ------------    ------------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2006                    61,996,523     103,846,245     2,241,098    2,395,729
Changes From Operations:
   - Net investment income (loss)                    (116,129)        729,465        10,425       (1,169)
   - Net realized gain (loss) on investments        5,265,749       4,129,936        68,745      230,291
   - Net change in unrealized appreciation or
     depreciation on investments                  (11,267,819)       (484,354)       18,130     (287,093)
                                                 ------------    ------------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (6,118,199)      4,375,047        97,300      (57,971)
Changes From Unit Transactions:
   - Contract purchases                             4,456,657       7,766,813       988,728    1,419,342
   - Contract withdrawals                         (15,984,528)    (19,580,259)     (616,664)  (1,196,481)
                                                 ------------    ------------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (11,527,871)    (11,813,446)      372,064      222,861
                                                 ------------    ------------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (17,646,070)     (7,438,399)      469,364      164,890
                                                 ------------    ------------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2007                  $ 44,350,453    $ 96,407,846   $ 2,710,462  $ 2,560,619
                                                 ============    ============   ===========  ===========



                                                   FIDELITY      FIDELITY VIP                                       FIDELITY
                                                   VIP ASSET      CONTRAFUND       FIDELITY VIP    FIDELITY VIP    VIP MONEY
                                                   MANAGER      SERVICE CLASS 2   EQUITY-INCOME      GROWTH         MARKET
                                                  SUBACCOUNT     SUBACCOUNT         SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $ 63,249,886  $12,309,558        $ 76,068,846    $122,110,220    $  54,179
Changes From Operations:
   - Net investment income (loss)                   1,064,647       (2,383)          1,893,313        (696,759)       1,501
   - Net realized gain (loss) on investments         (373,906)   1,854,868          10,438,133      (1,089,837)          --
   - Net change in unrealized appreciation or
     depreciation on investments                    3,002,056     (248,879)          1,766,940       8,367,391           --
                                                 ------------  -----------        ------------    ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  3,692,797    1,603,606          14,098,386       6,580,795        1,501
Changes From Unit Transactions:
   - Contract purchases                             3,183,247   10,034,888           8,446,040       6,758,836      255,954
   - Contract withdrawals                          (9,869,085)  (4,773,708)        (10,337,548)    (20,867,856)    (266,884)
                                                 ------------  -----------        ------------    ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (6,685,838)   5,261,180          (1,891,508)    (14,109,020)     (10,930)
                                                 ------------  -----------        ------------    ------------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (2,993,041)   6,864,786          12,206,878      (7,528,225)      (9,429)
                                                 ------------  -----------        ------------    ------------    ---------
NET ASSETS AT DECEMBER 31, 2006                    60,256,845   19,174,344          88,275,724     114,581,995       44,750
Changes From Operations:
   - Net investment income (loss)                   3,063,505      (52,437)            655,645        (179,945)      12,768
   - Net realized gain (loss) on investments        1,782,418    6,286,416           8,662,393         978,727           --
   - Net change in unrealized appreciation or
     depreciation on investments                    3,221,791   (2,927,940)         (8,566,930)     26,141,171           --
                                                 ------------  -----------        ------------    ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  8,067,714    3,306,039             751,108      26,939,953       12,768
Changes From Unit Transactions:
   - Contract purchases                             3,489,109    7,474,050          12,606,899      13,625,060      853,226
   - Contract withdrawals                         (11,404,055)  (6,384,639)        (21,760,290)    (25,783,389)    (543,793)
                                                 ------------  -----------        ------------    ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (7,914,946)   1,089,411          (9,153,391)    (12,158,329)     309,433
                                                 ------------  -----------        ------------    ------------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               152,768    4,395,450          (8,402,283)     14,781,624      322,201
                                                 ------------  -----------        ------------    ------------    ---------
NET ASSETS AT DECEMBER 31, 2007                  $ 60,409,613  $23,569,794        $ 79,873,441    $129,363,619    $ 366,951
                                                 ============  ===========        ============    ============    =========



                                                     JANUS        LINCOLN VIPT     LINCOLN VIPT
                                                  ASPEN SERIES    BARON GROWTH     COHEN & STEERS   LINCOLN VIPT
                                                   WORLDWIDE      OPPORTUNITIES    GLOBAL REAL       DELAWARE
                                                   GROWTH         SERVICE CLASS      ESTATE           BOUND
                                                  SUBACCOUNT       SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $ 18,710,453     $ 25,076,997       $     --       $ 2,432,368
Changes From Operations:
   - Net investment income (loss)                     135,548         (237,408)            --           121,059
   - Net realized gain (loss) on investments         (958,058)       1,987,915             --           (13,305)
   - Net change in unrealized appreciation or
     depreciation on investments                    3,686,144        1,529,473             --            14,893
                                                 ------------     ------------       --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  2,863,634        3,279,980             --           122,647
Changes From Unit Transactions:
   - Contract purchases                             1,400,527        3,827,248             --         2,114,937
   - Contract withdrawals                          (4,125,819)      (7,625,130)            --        (1,012,496)
                                                 ------------     ------------       --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (2,725,292)      (3,797,882)            --         1,102,441
                                                 ------------     ------------       --------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               138,342         (517,902)            --         1,225,088
                                                 ------------     ------------       --------       -----------
NET ASSETS AT DECEMBER 31, 2006                    18,848,795       24,559,095             --         3,657,456
Changes From Operations:
   - Net investment income (loss)                     (46,677)        (248,424)           110           178,770
   - Net realized gain (loss) on investments         (227,639)       4,053,619           (154)           (2,577)
   - Net change in unrealized appreciation or
     depreciation on investments                    1,850,930       (3,133,202)        (3,679)            3,840
                                                 ------------     ------------       --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,576,614          671,993         (3,723)          180,033
Changes From Unit Transactions:
   - Contract purchases                             2,809,671        4,761,777         46,072         2,323,996
   - Contract withdrawals                          (4,320,748)      (6,717,164)        (4,721)       (1,511,756)
                                                 ------------     ------------       --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,511,077)      (1,955,387)        41,351           812,240
                                                 ------------     ------------       --------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                65,537       (1,283,394)        37,628           992,273
                                                 ------------     ------------       --------       -----------
NET ASSETS AT DECEMBER 31, 2007                  $ 18,914,332     $ 23,275,701       $ 37,628       $ 4,649,729
                                                 ============     ============       ========       ===========


                                                  LINCOLN VIPT                  LINCOLN VIPT   LINCOLN VIPT
                                                    DELAWARE     LINCOLN VIPT     DELAWARE        JANUS
                                                   GROWTH AND      DELAWARE        SOCIAL        CAPITAL
                                                     INCOME         MANAGED       AWARENESS    APPRECIATION
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $ 6,069,588     $  775,765    $19,802,809     $1,710,075
Changes From Operations:
   - Net investment income (loss)                      17,645         13,800        (19,867)       (14,361)
   - Net realized gain (loss) on investments          129,254         14,212         22,365         21,394
   - Net change in unrealized appreciation or
     depreciation on investments                      533,862         52,777      2,182,469        146,132
                                                  -----------     ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    680,761         80,789      2,184,967        153,165
Changes From Unit Transactions:
   - Contract purchases                             1,278,386        487,173      2,247,054        444,455
   - Contract withdrawals                          (1,285,587)      (352,858)    (2,660,370)      (339,477)
                                                  -----------     ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (7,201)       134,315       (413,316)       104,978
                                                  -----------     ----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               673,560        215,104      1,771,651        258,143
                                                  -----------     ----------    -----------     ----------
NET ASSETS AT DECEMBER 31, 2006                     6,743,148        990,869     21,574,460      1,968,218
Changes From Operations:
   - Net investment income (loss)                      12,206         19,697        (32,759)       (15,316)
   - Net realized gain (loss) on investments          316,313         49,245        368,362         74,220
   - Net change in unrealized appreciation or
     depreciation on investments                       18,447        (41,069)       137,188        320,585
                                                  -----------     ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    346,966         27,873        472,791        379,489
Changes From Unit Transactions:
   - Contract purchases                             1,724,155        920,567      2,356,539        527,496
   - Contract withdrawals                          (1,922,185)      (638,455)    (3,953,286)      (523,387)
                                                  -----------     ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (198,030)       282,112     (1,596,747)         4,109
                                                  -----------     ----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               148,936        309,985     (1,123,956)       383,598
                                                  -----------     ----------    -----------     ----------
NET ASSETS AT DECEMBER 31, 2007                   $ 6,892,084     $1,300,854    $20,450,504     $2,351,816
                                                  ===========     ==========    ===========     ==========

See accompanying notes.

                                                                 LINCOLN VIPT
                                                  LINCOLN VIPT   T. ROWE PRICE
                                                     MONDRIAN      STRUCTURED    LINCOLN VIPT   LINCOLN VIPT   LINCOLN VIPT
                                                  INTERNATIONAL     MID-CAP     WILSHIRE 2010  WILSHIRE 2020  WILSHIRE 2030
                                                      VALUE          GROWTH        PROFILE        PROFILE        PROFILE
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $ 1,620,318    $24,767,809      $    --       $     --        $    --
Changes From Operations:
   - Net investment income (loss)                      111,084       (238,117)          --             --             --
   - Net realized gain (loss) on investments            32,438       (891,555)          --             --             --
   - Net change in unrealized appreciation or
     depreciation on investments                       784,334      3,039,267           --             --             --
                                                   -----------    -----------      -------       --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     927,856      1,909,595           --             --             --
Changes From Unit Transactions:
   - Contract purchases                              5,936,237      1,818,216           --             --             --
   - Contract withdrawals                             (931,501)    (4,919,375)          --             --             --
                                                   -----------    -----------      -------       --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            5,004,736     (3,101,159)          --             --             --
                                                   -----------    -----------      -------       --------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              5,932,592     (1,191,564)          --             --             --
                                                   -----------    -----------      -------       --------        -------
NET ASSETS AT DECEMBER 31, 2006                      7,552,910     23,576,245           --             --             --
Changes From Operations:
   - Net investment income (loss)                      132,138       (237,404)         (12)            62             13
   - Net realized gain (loss) on investments           641,732       (294,007)          18             41             70
   - Net change in unrealized appreciation or
     depreciation on investments                       265,680      3,366,180          319            751          1,313
                                                   -----------    -----------      -------       --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,039,550      2,834,769          325            854          1,396
Changes From Unit Transactions:
   - Contract purchases                              9,246,024      2,132,845       54,826        105,804         95,291
   - Contract withdrawals                           (5,538,549)    (4,693,738)      (4,588)        (5,393)        (4,577)
                                                   -----------    -----------      -------       --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            3,707,475     (2,560,893)      50,238        100,411         90,714
                                                   -----------    -----------      -------       --------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              4,747,025        273,876       50,563        101,265         92,110
                                                   -----------    -----------      -------       --------        -------
NET ASSETS AT DECEMBER 31, 2007                    $12,299,935    $23,850,121      $50,563       $101,265        $92,110
                                                   ===========    ===========      =======       ========        =======

                                                                 LINCOLN VIPT  LINCOLN VIPT  LINCOLN VIPT
                                                   LINCOLN VIPT    WILSHIRE      WILSHIRE      WILSHIRE
                                                  WILSHIRE 2040   AGGRESSIVE   CONSERVATIVE    MODERATE
                                                     PROFILE        PROFILE       PROFILE       PROFILE
                                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                       $     --      $  202,779    $  122,340    $  339,760
Changes From Operations:
   - Net investment income (loss)                         --             343         2,414         7,254
   - Net realized gain (loss) on investments              --          21,982         1,427         4,032
   - Net change in unrealized appreciation or
     depreciation on investments                          --          93,747        27,089       155,225
                                                    --------      ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --         116,072        30,930       166,511
Changes From Unit Transactions:
   - Contract purchases                                   --       1,117,864     2,031,714     2,263,168
   - Contract withdrawals                                 --        (359,548)     (170,225)     (247,370)
                                                    --------      ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --         758,316     1,861,489     2,015,798
                                                    --------      ----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --         874,388     1,892,419     2,182,309
                                                    --------      ----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2006                           --       1,077,167     2,014,759     2,522,069
Changes From Operations:
   - Net investment income (loss)                        237             (44)       26,674        21,079
   - Net realized gain (loss) on investments            (337)         54,258        22,029        64,340
   - Net change in unrealized appreciation or
     depreciation on investments                        (633)         88,739       110,921       167,425
                                                    --------      ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (733)        142,953       159,624       252,844
Changes From Unit Transactions:
   - Contract purchases                               62,001       1,471,419     1,137,410     2,454,227
   - Contract withdrawals                            (12,498)       (529,703)     (285,432)     (829,477)
                                                    --------      ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             49,503         941,716       851,978     1,624,750
                                                    --------      ----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               48,770       1,084,669     1,011,602     1,877,594
                                                    --------      ----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2007                     $ 48,770      $2,161,836    $3,026,361    $4,399,663
                                                    ========      ==========    ==========    ==========

                                                                            LINCOLN VIPT
                                                                              WILSHIRE
                                                                             MODERATELY      NB AMT                   T. ROWE PRICE
                                                                             AGGRESSIVE     MID-CAP        NB AMT     INTERNATIONAL
                                                                               PROFILE       GROWTH       PARTNERS        STOCK
                                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                                $  420,596   $ 3,423,300   $12,212,879    $21,428,493
Changes From Operations:
   - Net investment income (loss)                                                 3,863       (44,024)      (33,778)        39,806
   - Net realized gain (loss) on investments                                     11,068       146,851     1,886,425        586,629
   - Net change in unrealized appreciation or depreciation on investments       114,743       390,578      (633,211)     3,017,146
                                                                             ----------   -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 129,674       493,405     1,219,436      3,643,581
Changes From Unit Transactions:
   - Contract purchases                                                       1,273,591     2,271,352     2,240,885      2,204,556
   - Contract withdrawals                                                      (259,029)   (1,554,973)   (3,780,117)    (3,849,297)
                                                                             ----------   -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        1,014,562       716,379    (1,539,232)    (1,644,741)
                                                                             ----------   -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       1,144,236     1,209,784      (319,796)     1,998,840
                                                                             ----------   -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                                               1,564,832     4,633,084    11,893,083     23,427,333
Changes From Operations:
   - Net investment income (loss)                                                28,916       (75,709)      (41,864)        91,032
   - Net realized gain (loss) on investments                                     50,687       270,274     1,702,865      3,660,225
   - Net change in unrealized appreciation or depreciation on investments       120,726       980,167      (746,986)    (1,111,172)
                                                                             ----------   -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 200,329     1,174,732       914,015      2,640,085
Changes From Unit Transactions:
   - Contract purchases                                                       2,693,491     7,102,134     1,979,444      2,483,699
   - Contract withdrawals                                                      (451,012)   (2,524,382)   (4,164,288)    (5,067,691)
                                                                             ----------   -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                                     2,242,479     4,577,752    (2,184,844)    (2,583,992)
                                                                             ----------   -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       2,442,808     5,752,484    (1,270,829)        56,093
                                                                             ----------   -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                                              $4,007,640   $10,385,568   $10,622,254    $23,483,426
                                                                             ==========   ===========   ===========    ===========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account L (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The contracts are eligible for the lower, or "Breakpoint", mortality and expense risk charge if criteria has been satisfied that the Company realizes lower issue and administrative costs.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company merged into The Lincoln National Life Insurance Company. The merger did not affect the assets and liabilities of Lincoln National Variable Annuity Account L.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which is invested in shares of forty-three mutual funds (the Funds) of eleven diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Technology Class B Fund
     ABVPSF Growth Class B Fund
     ABVPSF Growth and Income Class B Fund

American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Balanced Portfolio

American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds International Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
     Delaware VIPT Diversified Income Series
     Delaware VIPT High Yield Series
     Delaware VIPT REIT Service Class Series
     Delaware VIPT Small Cap Value Service Class Series
     Delaware VIPT Trend Service Class Series

Dreyfus Variable Investment Fund (Dreyfus):
     Dreyfus Developing Leaders Portfolio
     Dreyfus Stock Index Fund

DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Equity 500 Index Fund
     DWS VIP Small Cap Index Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Portfolio
     Fidelity VIP Contrafund Service Class 2 Portfolio
     Fidelity VIP Equity-Income Portfolio
     Fidelity VIP Growth Portfolio
     Fidelity VIP Money Market Portfolio

Janus Aspen Series:
     Janus Aspen Series Worldwide Growth Portfolio

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
     Lincoln VIPT Baron Growth Opportunities Service Class
     Lincoln VIPT Cohen & Steers Global Real Estate
     Lincoln VIPT Delaware Bond
     Lincoln VIPT Delaware Growth and Income
     Lincoln VIPT Delaware Managed
     Lincoln VIPT Delaware Social Awareness
     Lincoln VIPT Janus Capital Appreciation
     Lincoln VIPT Mondrian International Value
     Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
     Lincoln VIPT Wilshire 2010 Profile
     Lincoln VIPT Wilshire 2020 Profile
     Lincoln VIPT Wilshire 2030 Profile
     Lincoln VIPT Wilshire 2040 Profile
     Lincoln VIPT Wilshire Aggressive Profile
     Lincoln VIPT Wilshire Conservative Profile
     Lincoln VIPT Wilshire Moderate Profile
     Lincoln VIPT Wilshire Moderately Aggressive Profile

Neuberger Berman Advisors Management Trust (NB AMT):
     NB AMT Mid-Cap Growth Fund
     NB AMT Partners Fund

T. Rowe Price International Series, Inc. (T. Rowe Price):
     T. Rowe Price International Stock Portfolio

*    Denotes an affiliate of The Lincoln National Life Insurance Company.

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2007, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio, which is invested monthly. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES: During 2006, the Scudder Investments VIT Funds (Scudder
VIT) family of funds changed its name to DWS Scudder VIP Funds (DWS VIP).

During 2007, the Lincoln VIPT Cohen & Steers Global Real Estate Fund, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Fund and the Lincoln VIPT Wilshire 2040 Profile Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                NEW FUND NAME
------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund                          Lincoln VIPT Baron Growth Opportunities Service Class Fund
Lincoln VIPT Bond Fund                            Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Growth and Income Fund               Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Managed Fund                         Lincoln VIPT Delaware Managed Fund
Lincoln VIPT Social Awareness Fund                Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Capital Appreciation Fund            Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT International Fund                   Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT Aggressive Growth Fund               Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Aggressive Profile Fund              Lincoln VIPT Wilshire Aggressive Profile Fund
Lincoln VIPT Conservative Profile Fund            Lincoln VIPT Wilshire Conservative Profile Fund
Lincoln VIPT Moderate Profile Fund                Lincoln VIPT Wilshire Moderate Profile Fund
Lincoln VIPT Moderately Aggressive Profile Fund   Lincoln VIPT Wilshire Moderately Aggressive Profile Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge. The rates are as follows:

-    Standard at a daily rate of .00273973 (1.00% on an annual basis)

-    Breakpoint at a daily rate of .00205479 (.75% on an annual basis)

Accordingly, the Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2007 follows.

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL TECHNOLOGY
   CLASS B
            2007                 0.75%    1.00%     $ 5.84   $ 5.95      612,866   $ 3,582,758    18.70%    19.00%      0.00%
            2006                 0.75%    1.00%       4.92     5.00      518,348     2,550,964     7.30%     7.57%      0.00%
            2005                 0.75%    1.00%       4.58     4.64      543,901     2,494,243     2.61%     2.87%      0.00%
            2004                 0.75%    1.00%       4.47     4.52      645,002     2,882,430     4.04%     4.30%      0.00%
            2003                 0.75%    1.00%       4.29     4.33      634,977     2,726,924    42.36%    42.72%      0.00%
ABVPSF GROWTH CLASS B
            2007                 0.75%    1.00%       8.56     8.71      187,221     1,603,632    11.54%    11.82%      0.00%
            2006                 0.75%    1.00%       7.67     7.79      184,496     1,415,809    -2.22%    -1.98%      0.00%
            2005                 0.75%    1.00%       7.84     7.95      181,450     1,423,914    10.52%    10.80%      0.00%
            2004                 0.75%    1.00%       7.10     7.17      200,618     1,424,210    13.39%    13.67%      0.00%
            2003                 0.75%    1.00%       6.26     6.31      166,869     1,044,684    33.36%    33.70%      0.00%
ABVPSF GROWTH AND INCOME
   CLASS B
            2007                 0.75%    1.00%      13.86    14.00      104,923     1,455,490     3.82%     4.14%      1.19%
            2006                 0.75%    1.00%      13.35    13.44       73,807       985,669    15.82%    16.11%      1.12%
            2005                 0.75%    1.00%      11.53    11.57       48,528       559,551     3.56%     3.82%      1.28%
            2004  6/2/04         0.75%    1.00%      11.13    11.15       15,401       171,474     6.52%     8.62%      0.00%
AMERICAN CENTURY VP BALANCED
            2007                 0.75%    1.00%      28.75    29.37      871,343    25,102,385     3.89%     4.15%      2.10%
            2006                 0.75%    1.00%      27.68    28.20      978,891    27,127,200     8.53%     8.80%      1.92%
            2005                 0.75%    1.00%      25.50    25.92    1,044,194    26,657,789     3.89%     4.15%      1.82%
            2004                 0.75%    1.00%      24.55    24.89    1,104,388    27,133,446     8.69%     8.96%      1.62%
            2003                 0.75%    1.00%      22.59    22.84    1,099,205    24,843,084    18.27%    18.57%      2.57%
AMERICAN FUNDS GLOBAL GROWTH
   CLASS 2
            2007                 0.75%    1.00%      17.32    17.48      375,858     6,511,894    13.71%    13.99%      2.95%
            2006                 0.75%    1.00%      15.23    15.33      219,365     3,341,169    19.23%    19.53%      0.81%
            2005                 0.75%    1.00%      12.77    12.83       85,285     1,089,437    12.94%    13.23%      0.62%
            2004  6/2/04         0.75%    1.00%      11.31    11.33       16,273       184,048    -0.18%    11.01%      0.00%
AMERICAN FUNDS GROWTH CLASS 2
            2007                 0.75%    1.00%      11.48    11.69    2,965,556    34,102,836    11.23%    11.51%      0.79%
            2006                 0.75%    1.00%      10.32    10.48    2,940,200    30,355,492     9.12%     9.39%      0.83%
            2005                 0.75%    1.00%       9.46     9.58    2,598,102    24,577,604    15.04%    15.32%      0.75%
            2004                 0.75%    1.00%       8.22     8.31    2,028,674    16,680,604    11.38%    11.66%      0.19%
            2003                 0.75%    1.00%       7.38     7.44    1,490,461    11,001,230    35.45%    35.79%      0.14%
AMERICAN FUNDS GROWTH-INCOME
   CLASS 2
            2007                 0.75%    1.00%      13.64    13.77      801,394    10,939,381     4.00%     4.26%      1.63%
            2006                 0.75%    1.00%      13.12    13.20      669,845     8,789,082    14.06%    14.34%      1.81%
            2005                 0.75%    1.00%      11.50    11.55      452,521     5,205,460     4.78%     5.04%      1.75%
            2004  6/1/04         0.75%    1.00%      10.98    10.99      161,789     1,776,123     7.21%     8.00%      1.68%
AMERICAN FUNDS INTERNATIONAL
   CLASS 2
            2007                 0.75%    1.00%      15.24    15.52    1,604,248    24,471,868    18.83%    19.13%      1.60%
            2006                 0.75%    1.00%      12.83    13.03    1,419,434    18,209,962    17.79%    18.09%      1.81%
            2005                 0.75%    1.00%      10.89    11.03    1,092,363    11,895,642    20.29%    20.60%      1.87%
            2004                 0.75%    1.00%       9.05     9.15      698,684     6,324,952    18.13%    18.43%      1.66%
            2003                 0.75%    1.00%       7.66     7.72      392,222     3,005,680    33.51%    33.85%      2.16%
DELAWARE VIPT DIVERSIFIED
   INCOME
            2007                 0.75%    1.00%      12.27    12.38      331,528     4,070,254     6.56%     6.83%      2.35%
            2006                 0.75%    1.00%      11.52    11.59      158,190     1,822,062     6.85%     7.11%      1.48%
            2005                 0.75%    1.00%      10.78    10.82      117,970     1,271,497    -1.44%    -1.20%      0.91%
            2004  6/2/04         0.75%    1.00%      10.94    10.95       36,920       403,732     3.68%     8.87%      0.00%
DELAWARE VIPT HIGH YIELD
            2007                 0.75%    1.00%      11.64    11.72      163,993     1,910,009     1.77%     2.03%      6.51%
            2006                 0.75%    1.00%      11.44    11.48      116,341     1,330,701    11.33%    11.61%      4.30%
            2005  7/12/05        0.75%    1.00%      10.27    10.29       35,032       359,905     0.53%     0.90%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT REIT SERVICE
   CLASS
            2007                 0.75%    1.00%    $23.78    $24.21      643,733   $15,321,152   -15.03%    -14.82%      1.27%
            2006                 0.75%    1.00%     27.99     28.42      910,538    25,495,738    31.01%     31.33%      1.57%
            2005                 0.75%    1.00%     21.36     21.64      815,493    17,428,578     5.79%      6.06%      1.68%
            2004                 0.75%    1.00%     20.19     20.41      854,122    17,252,300    29.78%     30.11%      1.77%
            2003                 0.75%    1.00%     15.56     15.68      615,446     9,577,143    32.40%     32.73%      2.26%
DELAWARE VIPT SMALL CAP VALUE
   SERVICE CLASS
            2007                 0.75%    1.00%     13.86     13.98      583,045     8,083,386    -7.77%     -7.53%      0.27%
            2006                 0.75%    1.00%     15.02     15.12      637,375     9,575,927    14.73%     15.02%      0.02%
            2005                 0.75%    1.00%     13.09     13.15      407,175     5,331,621     8.06%      8.33%      0.12%
            2004  6/1/04         0.75%    1.00%     12.12     12.14      131,091     1,588,398    17.56%     18.16%      0.00%
DELAWARE VIPT TREND SERVICE
   CLASS
            2007                 0.75%    1.00%      9.30      9.46      328,935     3,065,845     9.36%      9.63%      0.00%
            2006                 0.75%    1.00%      8.50      8.63      356,472     3,031,363     6.27%      6.53%      0.00%
            2005                 0.75%    1.00%      8.00      8.10      348,466     2,788,133     4.56%      4.83%      0.00%
            2004                 0.75%    1.00%      7.65      7.73      331,456     2,535,815    11.20%     11.48%      0.00%
            2003                 0.75%    1.00%      6.88      6.93      222,850     1,533,130    33.45%     33.79%      0.00%
DREYFUS DEVELOPING LEADERS
            2007                 0.75%    1.00%     23.37     23.87    1,894,725    44,350,453   -11.94%    -11.72%      0.77%
            2006                 0.75%    1.00%     26.54     27.04    2,334,223    61,996,523     2.74%      2.99%      0.41%
            2005                 0.75%    1.00%     25.83     26.26    2,694,886    69,657,771     4.75%      5.01%      0.00%
            2004                 0.75%    1.00%     24.66     25.00    3,074,985    75,870,480    10.23%     10.51%      0.20%
            2003                 0.75%    1.00%     22.37     22.63    3,208,955    71,810,565    30.38%     30.71%      0.03%
DREYFUS STOCK INDEX
            2007                 0.75%    1.00%     46.66     47.66    2,063,058    96,407,846     4.21%      4.47%      1.70%
            2006                 0.75%    1.00%     44.77     45.62    2,317,135   103,846,245    14.35%     14.63%      1.65%
            2005                 0.75%    1.00%     39.15     39.80    2,541,797    99,607,227     3.65%      3.91%      1.60%
            2004                 0.75%    1.00%     37.78     38.30    2,909,931   110,001,042     9.54%      9.81%      1.81%
            2003                 0.75%    1.00%     34.49     34.88    3,013,626   103,979,670    27.09%     27.41%      1.50%
DWS VIP EQUITY 500 INDEX
            2007                 0.75%    1.00%     13.72     13.84      197,550     2,710,462     4.25%      4.51%      1.40%
            2006                 0.75%    1.00%     13.16     13.24      170,315     2,241,098    14.37%     14.66%      1.08%
            2005                 0.75%    1.00%     11.50     11.55      135,261     1,556,017     3.63%      3.89%      1.44%
            2004  6/2/04         0.75%    1.00%     11.10     11.12       69,247       768,623     7.99%     10.41%      0.00%
DWS VIP SMALL CAP INDEX
            2007                 0.75%    1.00%     13.75     13.87      186,113     2,560,619    -2.88%     -2.63%      0.95%
            2006                 0.75%    1.00%     14.15     14.25      169,218     2,395,729    16.32%     16.61%      0.63%
            2005                 0.75%    1.00%     12.17     12.22       89,056     1,083,776     3.22%      3.48%      0.58%
            2004  6/4/04         0.75%    1.00%     11.79     11.81       36,535       430,699    14.60%     15.88%      0.00%
FIDELITY VIP ASSET MANAGER
            2007                 0.75%    1.00%     32.13     32.82    1,878,514    60,409,613    14.35%     14.64%      6.10%
            2006                 0.75%    1.00%     28.09     28.62    2,143,508    60,256,845     6.25%      6.52%      2.74%
            2005                 0.75%    1.00%     26.44     26.87    2,390,790    63,249,886     3.01%      3.27%      2.73%
            2004                 0.75%    1.00%     25.67     26.02    2,669,058    68,542,269     4.42%      4.68%      2.73%
            2003                 0.75%    1.00%     24.58     24.86    2,874,822    70,688,251    16.80%     17.09%      3.57%
FIDELITY VIP CONTRAFUND
   SERVICE CLASS 2
            2007                 0.75%    1.00%     15.63     15.92    1,506,081    23,569,794    16.14%     16.43%      0.75%
            2006                 0.75%    1.00%     13.46     13.67    1,424,007    19,174,344    10.32%     10.60%      0.98%
            2005                 0.75%    1.00%     12.20     12.36    1,008,577    12,309,558    15.49%     15.78%      0.10%
            2004                 0.75%    1.00%     10.56     10.68      495,569     5,237,198    14.01%     14.30%      0.16%
            2003                 0.75%    1.00%      9.27      9.34      261,580     2,423,802    26.92%     27.24%      0.25%
FIDELITY VIP EQUITY-INCOME
            2007                 0.75%    1.00%     34.50     35.24    2,311,317    79,873,441     0.52%      0.77%      1.74%
            2006                 0.75%    1.00%     34.32     34.97    2,570,626    88,275,724    19.00%     19.30%      3.37%
            2005                 0.75%    1.00%     28.84     29.31    2,636,306    76,068,846     4.81%      5.07%      1.64%
            2004                 0.75%    1.00%     27.51     27.90    2,823,725    77,728,119    10.42%     10.70%      1.52%
            2003                 0.75%    1.00%     24.92     25.20    2,831,538    70,574,288    29.03%     29.36%      1.78%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH
            2007                 0.75%    1.00%    $49.63    $50.70    2,603,144   $129,363,619    25.70%     26.02%      0.84%
            2006                 0.75%    1.00%     39.48     40.23    2,900,026    114,581,995     5.79%      6.05%      0.40%
            2005                 0.75%    1.00%     37.32     37.94    3,269,686    122,110,220     4.75%      5.01%      0.52%
            2004                 0.75%    1.00%     35.63     36.13    3,879,966    138,318,758     2.35%      2.61%      0.27%
            2003                 0.75%    1.00%     34.81     35.21    4,271,497    148,743,129    31.53%     31.86%      0.27%
FIDELITY VIP MONEY MARKET
            2007                 0.00%    0.00%     17.27     17.29       21,250        366,951     5.21%      5.21%      5.08%
            2006                 0.00%    0.00%     16.41     16.44        2,727         44,749     4.87%      4.88%      4.70%
            2005                 0.00%    0.00%     15.65     15.67        3,462         54,179     3.01%      3.03%      2.86%
            2004                 0.00%    0.00%     15.19     15.21        2,594         39,405     1.21%      1.29%      1.13%
            2003                 0.00%    0.00%     15.01     15.02        2,512         37,695     1.00%      1.00%      1.04%
JANUS ASPEN SERIES WORLDWIDE
   GROWTH
            2007                 0.75%    1.00%     16.34     16.69    1,155,228     18,914,332     8.54%      8.81%      0.74%
            2006                 0.75%    1.00%     15.06     15.34    1,250,294     18,848,795    17.03%     17.32%      1.74%
            2005                 0.75%    1.00%     12.87     13.08    1,452,801     18,710,453     4.81%      5.07%      1.34%
            2004                 0.75%    1.00%     12.28     12.45    1,782,575     21,898,470     3.74%      4.00%      1.00%
            2003                 0.75%    1.00%     11.83     11.97    1,997,597     23,648,472    22.76%     23.06%      1.11%
LINCOLN VIPT BARON GROWTH
   OPPORTUNITIES SERVICE CLASS
            2007                 0.75%    1.00%     31.06     31.73      747,634     23,275,701     2.39%      2.65%      0.00%
            2006                 0.75%    1.00%     30.33     30.91      808,702     24,559,095    14.37%     14.66%      0.00%
            2005                 0.75%    1.00%     26.52     26.96      944,820     25,076,997     2.34%      2.59%      0.00%
            2004                 0.75%    1.00%     25.92     26.28    1,051,968     27,275,683    24.39%     24.70%      0.00%
            2003                 0.75%    1.00%     20.83     21.07      951,461     19,828,408    28.72%     29.04%      0.00%
LINCOLN VIPT COHEN & STEERS
   GLOBAL REAL ESTATE
            2007  6/4/07         0.75%    1.00%      8.26      8.28        4,553         37,628   -18.10%     -7.47%      1.28%
LINCOLN VIPT DELAWARE BOND
            2007                 0.75%    1.00%     11.60     11.71      400,480      4,649,729     4.40%      4.66%      5.23%
            2006                 0.75%    1.00%     11.12     11.19      328,992      3,657,456     3.67%      3.93%      4.98%
            2005                 0.75%    1.00%     10.72     10.76      226,840      2,432,368     1.62%      1.87%      5.82%
            2004   5/28/04       0.75%    1.00%     10.55     10.57       62,916        663,873     0.24%      4.97%      5.39%
LINCOLN VIPT DELAWARE GROWTH
   AND INCOME
            2007                 0.75%    1.00%     10.68     10.87      644,714      6,892,084     5.06%      5.33%      1.16%
            2006                 0.75%    1.00%     10.16     10.32      663,117      6,743,148    11.24%     11.52%      1.27%
            2005                 0.75%    1.00%      9.13      9.25      664,088      6,069,588     4.49%      4.75%      1.41%
            2004                 0.75%    1.00%      8.74      8.84      581,984      5,089,902    10.88%     11.15%      1.50%
            2003                 0.75%    1.00%      7.88      7.95      386,289      3,046,056    28.42%     28.75%      1.45%
LINCOLN VIPT DELAWARE MANAGED
            2007                 0.75%    1.00%     12.92     13.04      100,474      1,300,854     3.54%      3.81%      2.72%
            2006                 0.75%    1.00%     12.48     12.56       79,421        990,869     9.47%      9.75%      2.68%
            2005                 0.75%    1.00%     11.40     11.44       68,069        775,765     3.49%      3.75%      3.10%
            2004  6/7/04         0.75%    1.00%     11.01     11.03       29,588        325,853    -0.05%      7.64%      3.44%
LINCOLN VIPT DELAWARE SOCIAL
   AWARENESS
            2007                 0.75%    1.00%     16.78     17.14    1,216,499     20,450,504     1.94%      2.20%      0.83%
            2006                 0.75%    1.00%     16.46     16.77    1,308,991     21,574,460    11.19%     11.47%      0.89%
            2005                 0.75%    1.00%     14.81     15.05    1,336,207     19,802,809    10.91%     11.19%      0.86%
            2004                 0.75%    1.00%     13.35     13.53    1,375,179     18,372,102    11.58%     11.86%      0.97%
            2003                 0.75%    1.00%     11.96     12.10    1,355,859     16,230,913    30.55%     30.88%      0.89%
LINCOLN VIPT JANUS CAPITAL
   APPRECIATION
            2007                 0.75%    1.00%      7.98      8.13      293,950      2,351,816    19.22%     19.52%      0.27%
            2006                 0.75%    1.00%      6.70      6.80      293,578      1,968,218     8.58%      8.85%      0.19%
            2005                 0.75%    1.00%      6.17      6.25      276,982      1,710,075     3.17%      3.42%      0.26%
            2004                 0.75%    1.00%      5.98      6.04      295,673      1,768,942     4.23%      4.50%      0.00%
            2003                 0.75%    1.00%      5.74      5.78      256,029      1,469,023    31.14%     31.47%      0.00%
LINCOLN VIPT MONDRIAN
   INTERNATIONAL VALUE
            2007                 0.75%    1.00%     19.40     19.58      633,457     12,299,935    10.38%     10.65%      2.12%
            2006                 0.75%    1.00%     17.58     17.69      429,665      7,552,910    28.71%     29.03%      4.22%
            2005                 0.75%    1.00%     13.65     13.71      118,640      1,620,318    11.42%     11.70%      2.67%
            2004  5/24/04        0.75%    1.00%     12.25     12.27       21,536        263,924    18.67%     22.55%      1.63%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT T. ROWE PRICE
   STRUCTURED MID-CAP GROWTH
            2007                 0.75%    1.00%    $15.09    $15.41    1,577,936   $23,850,121    12.46%    12.74%       0.00%
            2006                 0.75%    1.00%     13.42     13.67    1,755,202    23,576,245     8.19%     8.46%       0.00%
            2005                 0.75%    1.00%     12.40     12.61    1,995,282    24,767,809     8.72%     8.99%       0.00%
            2004                 0.75%    1.00%     11.41     11.57    2,221,637    25,360,950    12.53%    12.82%       0.00%
            2003                 0.75%    1.00%     10.14     10.25    2,337,426    23,704,442    31.30%    31.63%       0.00%
LINCOLN VIPT WILSHIRE 2010
   PROFILE
            2007  6/5/07         0.75%    1.00%     10.49     10.51        4,819        50,563     0.46%     4.95%       0.45%
LINCOLN VIPT WILSHIRE 2020
   PROFILE
            2007  6/5/07         0.75%    1.00%     10.34     10.35        9,796       101,265     3.36%     4.32%       0.77%
LINCOLN VIPT WILSHIRE 2030
   PROFILE
            2007  6/5/07         0.75%    1.00%     10.44     10.46        8,819        92,110     1.15%     3.97%       0.60%
LINCOLN VIPT WILSHIRE 2040
   PROFILE
            2007  6/5/07         0.75%    1.00%     10.27     10.28        4,747        48,770     1.95%     3.74%       1.83%
LINCOLN VIPT WILSHIRE
   AGGRESSIVE PROFILE
            2007                 0.75%    1.00%     13.87     13.96      155,798     2,161,836     9.91%    10.19%       0.99%
            2006                 0.75%    1.00%     12.62     12.67       85,336     1,077,167    15.39%    15.67%       1.05%
            2005  6/7/05         0.75%    1.00%     10.94     10.95       18,537       202,779     8.10%     9.32%       0.00%
LINCOLN VIPT WILSHIRE
   CONSERVATIVE PROFILE
            2007                 0.75%    1.00%     11.90     11.98      254,239     3,026,361     6.70%     6.97%       2.06%
            2006                 0.75%    1.00%     11.15     11.20      180,611     2,014,759     8.25%     8.52%       1.84%
            2005  6/6/05         0.75%    1.00%     10.30     10.32       11,873       122,340     1.68%     3.04%       0.00%
LINCOLN VIPT WILSHIRE MODERATE
   PROFILE
            2007                 0.75%    1.00%     12.63     12.71      348,198     4,399,663     8.18%     8.45%       1.58%
            2006                 0.75%    1.00%     11.67     11.72      216,008     2,522,069    10.92%    11.20%       1.57%
            2005  6/24/05        0.75%    1.00%     10.52     10.54       32,283       339,760     1.20%     5.18%       0.00%
LINCOLN VIPT WILSHIRE
   MODERATELY AGGRESSIVE
   PROFILE
            2007                 0.75%    1.00%     13.15     13.23      304,751     4,007,640     8.72%     8.99%       1.99%
            2006                 0.75%    1.00%     12.09     12.14      129,388     1,564,832    13.01%    13.29%       1.43%
            2005  7/7/05         0.75%    1.00%     10.70     10.71       39,304       420,596     3.96%     6.49%       0.00%
NB AMT MID-CAP GROWTH
            2007                 0.75%    1.00%      9.07      9.24    1,143,902    10,385,568    21.31%    21.61%       0.00%
            2006                 0.75%    1.00%      7.48      7.59      619,338     4,633,084    13.55%    13.84%       0.00%
            2005                 0.75%    1.00%      6.58      6.67      519,732     3,423,300    12.61%    12.89%       0.00%
            2004                 0.75%    1.00%      5.85      5.91      321,228     1,878,881    15.15%    15.44%       0.00%
            2003                 0.75%    1.00%      5.08      5.12      236,792     1,202,559    26.80%    27.12%       0.00%
NB AMT PARTNERS
            2007                 0.75%    1.00%     20.12     20.55      526,935    10,622,254     8.25%     8.52%       0.61%
            2006                 0.75%    1.00%     18.58     18.94      639,280    11,893,083    11.12%    11.40%       0.71%
            2005                 0.75%    1.00%     16.72     17.00      729,534    12,212,879    16.87%    17.16%       1.00%
            2004                 0.75%    1.00%     14.31     14.51      624,552     8,945,159    17.79%    18.09%       0.01%
            2003                 0.75%    1.00%     12.15     12.29      545,036     6,626,293    33.75%    34.08%       0.00%
T. ROWE PRICE INTERNATIONAL
   STOCK
            2007                 0.75%    1.00%     21.17     21.62    1,107,939    23,483,426    11.90%    12.18%       1.37%
            2006                 0.75%    1.00%     18.92     19.27    1,237,640    23,427,333    17.91%    18.20%       1.17%
            2005                 0.75%    1.00%     16.04     16.31    1,334,898    21,428,493    14.88%    15.17%       1.61%
            2004                 0.75%    1.00%     13.96     14.16    1,427,817    19,948,620    12.64%    12.92%       1.13%
            2003                 0.75%    1.00%     12.40     12.54    1,475,205    18,294,159    29.23%    29.55%       1.28%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2007.

                                                        AGGREGATE    AGGREGATE
                                                         COST OF      PROCEEDS
SUBACCOUNT                                              PURCHASES    FROM SALES
-------------------------------------------------------------------------------
ABVPSF Global Technology Class B                       $ 1,312,047  $   753,865
ABVPSF Growth Class B                                      360,424      349,023
ABVPSF Growth and Income Class B                           822,522      326,510
American Century VP Balanced                             3,716,936    5,132,454
American Funds Global Growth Class 2                     3,635,980      776,744
American Funds Growth Class 2                            8,855,254    6,296,899
American Funds Growth-Income Class 2                     3,801,580    1,682,343
American Funds International Class 2                     7,369,475    3,581,108
Delaware VIPT Diversified Income                         2,661,804      566,722
Delaware VIPT High Yield                                 1,758,262    1,091,990
Delaware VIPT REIT Service Class                         8,836,163   10,579,146
Delaware VIPT Small Cap Value Service Class              3,164,254    3,212,058
Delaware VIPT Trend Service Class                          937,699    1,166,291
Dreyfus Developing Leaders                               9,863,930   14,221,817
Dreyfus Stock Index                                      5,069,047   16,176,904
DWS VIP Equity 500 Index                                   841,107      482,060
DWS VIP Small Cap Index                                  1,493,300    1,059,109
Fidelity VIP Asset Manager                               6,696,569    9,819,637
Fidelity VIP Contrafund Service Class 2                 11,027,160    4,303,625
Fidelity VIP Equity-Income                              14,586,361   16,483,002
Fidelity VIP Growth                                      8,093,650   20,393,323
Fidelity VIP Money Market                                1,068,090      754,938
Janus Aspen Series Worldwide Growth                      1,708,626    3,277,471
Lincoln VIPT Baron Growth Opportunities Service Class    5,519,247    4,971,255
Lincoln VIPT Cohen & Steers Global Real Estate              46,000        4,536
Lincoln VIPT Delaware Bond                               2,087,820    1,114,576
Lincoln VIPT Delaware Growth and Income                  1,402,626    1,587,173
Lincoln VIPT Delaware Managed                              906,136      581,436
Lincoln VIPT Delaware Social Awareness                   1,911,708    3,552,794
Lincoln VIPT Janus Capital Appreciation                    414,593      425,928
Lincoln VIPT Mondrian International Value                7,887,168    3,686,947
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth       954,391    3,764,859
Lincoln VIPT Wilshire 2010 Profile                          54,264        4,438
Lincoln VIPT Wilshire 2020 Profile                         104,041        5,141
Lincoln VIPT Wilshire 2030 Profile                          94,971        4,673
Lincoln VIPT Wilshire 2040 Profile                          61,768       12,521
Lincoln VIPT Wilshire Aggressive Profile                 1,334,136      365,996
Lincoln VIPT Wilshire Conservative Profile               1,130,880      243,218
Lincoln VIPT Wilshire Moderate Profile                   2,294,049      626,990
Lincoln VIPT Wilshire Moderately Aggressive Profile      2,545,007      240,804
NB AMT Mid-Cap Growth                                    6,127,679    1,618,503
NB AMT Partners                                          2,276,040    3,397,924
T. Rowe Price International Stock                        4,189,978    4,091,174

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2007.

                                                                    NET
                                                         SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                                OWNED    VALUE    OF SHARES   COST OF SHARES
------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                         176,210  $20.31  $  3,578,825   $  2,829,563
ABVPSF Growth Class B                                     71,474   22.42     1,602,455      1,270,304
ABVPSF Growth and Income Class B                          54,741   26.55     1,453,383      1,408,800
American Century VP Balanced                           3,424,783    7.33    25,103,656     24,389,358
American Funds Global Growth Class 2                     259,165   25.00     6,479,115      5,790,221
American Funds Growth Class 2                            511,532   66.72    34,129,386     27,027,328
American Funds Growth-Income Class 2                     258,529   42.26    10,925,443     10,144,081
American Funds International Class 2                     987,201   24.72    24,403,607     18,177,806
Delaware VIPT Diversified Income                         397,947   10.22     4,067,023      3,859,162
Delaware VIPT High Yield                                 321,107    5.95     1,910,586      1,935,871
Delaware VIPT REIT Service Class                         968,933   15.79    15,299,454     16,763,198
Delaware VIPT Small Cap Value Service Class              282,438   28.57     8,069,256      8,671,934
Delaware VIPT Trend Service Class                         80,870   37.88     3,063,337      2,430,127
Dreyfus Developing Leaders                             1,371,359   32.34    44,349,750     59,944,447
Dreyfus Stock Index                                    2,578,850   37.40    96,448,984     68,732,876
DWS VIP Equity 500 Index                                 173,710   15.53     2,697,717      2,364,020
DWS VIP Small Cap Index                                  173,992   14.71     2,559,422      2,641,184
Fidelity VIP Asset Manager                             3,647,787   16.57    60,443,834     57,623,490
Fidelity VIP Contrafund Service Class 2                  857,947   27.46    23,559,230     24,576,309
Fidelity VIP Equity-Income                             3,343,111   23.91    79,933,777     77,204,894
Fidelity VIP Growth                                    2,867,122   45.12   129,364,558    106,396,501
Fidelity VIP Money Market                                359,100    1.00       359,101        359,101
Janus Aspen Series Worldwide Growth                      535,246   35.33    18,910,256     20,291,907
Lincoln VIPT Baron Growth Opportunities Service Class    777,456   29.94    23,280,138     16,982,521
Lincoln VIPT Cohen & Steers Global Real Estate             4,674    8.05        37,631         41,310
Lincoln VIPT Delaware Bond                               366,227   12.68     4,643,024      4,691,920
Lincoln VIPT Delaware Growth and Income                  186,832   36.86     6,886,056      5,508,098
Lincoln VIPT Delaware Managed                             76,640   16.91     1,295,978      1,265,567
Lincoln VIPT Delaware Social Awareness                   557,842   36.65    20,447,129     18,548,411
Lincoln VIPT Janus Capital Appreciation                   97,180   24.17     2,348,838      1,761,972
Lincoln VIPT Mondrian International Value                508,768   24.16    12,293,358     11,126,494
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth   1,774,977   13.44    23,846,822     24,800,985
Lincoln VIPT Wilshire 2010 Profile                         4,727   10.61        50,163         49,844
Lincoln VIPT Wilshire 2020 Profile                         9,500   10.49        99,692         98,941
Lincoln VIPT Wilshire 2030 Profile                         8,600   10.66        91,681         90,368
Lincoln VIPT Wilshire 2040 Profile                         4,599   10.50        48,277         48,910
Lincoln VIPT Wilshire Aggressive Profile                 151,193   14.28     2,159,193      1,966,481
Lincoln VIPT Wilshire Conservative Profile               251,818   12.01     3,023,331      2,883,813
Lincoln VIPT Wilshire Moderate Profile                   339,960   12.93     4,394,324      4,062,110
Lincoln VIPT Wilshire Moderately Aggressive Profile      298,860   13.39     4,000,547      3,757,255
NB AMT Mid-Cap Growth                                    364,117   28.50    10,377,337      8,495,183
NB AMT Partners                                          511,860   20.77    10,631,333      9,152,523
T. Rowe Price International Stock                      1,325,675   17.71    23,477,701     18,493,280

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                       UNITS     UNITS   NET INCREASE
SUBACCOUNT                             ISSUED  REDEEMED   (DECREASE)
---------------------------------------------------------------------
ABVPSF Global Technology Class B      290,814  (196,296)     94,518
ABVPSF Growth Class B                  59,307   (56,582)      2,725
ABVPSF Growth and Income Class B       67,117   (36,001)     31,116
American Century VP Balanced          130,741  (238,289)   (107,548)
American Funds Global Growth Class 2  245,454   (88,961)    156,493
American Funds Growth Class 2         951,939  (926,583)     25,356
American Funds Growth-Income Class 2  339,209  (207,660)    131,549
American Funds International Class 2  676,007  (491,193)    184,814

                                                        UNITS     UNITS    NET INCREASE
SUBACCOUNT                                             ISSUED   REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------
Delaware VIPT Diversified Income                       243,223    (69,885)   173,338
Delaware VIPT High Yield                               162,449   (114,797)    47,652
Delaware VIPT REIT Service Class                       254,787   (521,592)  (266,805)
Delaware VIPT Small Cap Value Service Class            251,924   (306,254)   (54,330)
Delaware VIPT Trend Service Class                      128,670   (156,207)   (27,537)
Dreyfus Developing Leaders                             215,463   (654,961)  (439,498)
Dreyfus Stock Index                                    207,064   (461,141)  (254,077)
DWS VIP Equity 500 Index                                80,196    (52,961)    27,235
DWS VIP Small Cap Index                                108,692    (91,797)    16,895
Fidelity VIP Asset Manager                             148,917   (413,911)  (264,994)
Fidelity VIP Contrafund Service Class2                 560,729   (478,655)    82,074
Fidelity VIP Equity-Income                             410,931   (670,240)  (259,309)
Fidelity VIP Growth                                    342,522   (639,404)  (296,882)
Fidelity VIP Money Market                               73,003    (54,480)    18,523
Janus Aspen Series Worldwide Growth                    195,468   (290,534)   (95,066)
Lincoln VIPT Baron Growth Opportunities Service Class  165,549   (226,617)   (61,068)
Lincoln VIPT Cohen& Steers Global Real Estate            5,119       (566)     4,553
Lincoln VIPT Delaware Bond                             218,540   (147,052)    71,488
Lincoln VIPT Delaware Growth and Income                194,981   (213,384)   (18,403)
Lincoln VIPT Delaware Managed                           72,614    (51,561)    21,053
Lincoln VIPT Delaware Social Awareness                 179,644   (272,136)   (92,492)
Lincoln VIPT Janus Capital Appreciation                 79,451    (79,079)       372
Lincoln VIPT Mondrian International Value              514,843   (311,051)   203,792
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth   166,120   (343,386)  (177,266)
Lincoln VIPT Wilshire 2010 Profile                       5,387       (568)     4,819
Lincoln VIPT Wilshire 2020 Profile                      10,372       (576)     9,796
Lincoln VIPT Wilshire 2030 Profile                       9,687       (868)     8,819
Lincoln VIPT Wilshire 2040 Profile                       6,304     (1,557)     4,747
Lincoln VIPT Wilshire Aggressive Profile               117,377    (46,915)    70,462
Lincoln VIPT Wilshire Conservative Profile             100,935    (27,307)    73,628
Lincoln VIPT Wilshire Moderate Profile                 206,008    (73,818)   132,190
Lincoln VIPT Wilshire Moderately Aggressive Profile    222,366    (47,003)   175,363
NB AMT Mid-Cap Growth                                  844,089   (319,525)   524,564
NB AMT Partners                                        110,642   (222,987)  (112,345)
T.Rowe Price International Stock                       141,812   (271,513)  (129,701)

The change in units outstanding for the year ended December31, 2006 is as follows:

                                                        UNITS    UNITS     NET INCREASE
SUBACCOUNT                                             ISSUED   REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                       179,776  (205,329)   (25,553)
ABVPSF Growth Class B                                   64,807   (61,761)     3,046
ABVPSF Growth and Income Class B                        55,942   (30,663)    25,279
American Century VP Balanced                           106,236  (171,539)   (65,303)
American Funds Global Growth Class 2                   172,553   (38,473)   134,080
American Funds Growth Class 2                          960,248  (618,150)   342,098
American Funds Growth-Income Class 2                   313,316   (95,992)   217,324
American Funds International Class 2                   690,727  (363,656)   327,071
Lincoln VIPT Baron Growth Opportunities Service Class  149,366  (285,484)  (136,118)
Delaware VIPT Diversified Income                        97,178   (56,958)    40,220
Delaware VIPT High Yield                               112,091   (30,782)    81,309
Delaware VIPT REIT Service Class                       312,335  (217,290)    95,045
Delaware VIPT Small Cap Value Service Class            340,354  (110,154)   230,200
Delaware VIPT Trend Service Class                      137,429  (129,423)     8,006
Dreyfus Developing Leaders                             166,707  (527,370)  (360,663)
Dreyfus Stock Index                                    160,227  (384,889)  (224,662)
DWS VIP Equity 500 Index                                73,160   (38,106)    35,054
DWS VIP Small Cap Index                                137,104   (56,942)    80,162
Fidelity VIP Asset Manager                             130,860  (378,142)  (247,282)
Fidelity VIP Contrafund Service Class 2                823,152  (407,722)   415,430
Fidelity VIP Equity-Income                             284,390  (350,070)   (65,680)
Fidelity VIP Growth                                    199,426  (569,086)  (369,660)

                                                       UNITS    UNITS     NET INCREASE
SUBACCOUNT                                            ISSUED   REDEEMED    (DECREASE)
-------------------------------------------------------------------------------------
Fidelity VIP Money Market                              18,787   (19,522)      (735)
Janus Aspen Series Worldwide Growth                   112,717  (315,224)  (202,507)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth  151,367  (391,447)  (240,080)
Lincoln VIPT Wilshire Aggressive Profile               97,142   (30,343)    66,799
Lincoln VIPT Delaware Bond                            200,219   (98,067)   102,152
Lincoln VIPT Janus Capital Appreciation                73,133   (56,537)    16,596
Lincoln VIPT Wilshire Conservative Profile            185,332   (16,594)   168,738
Lincoln VIPT Delaware Growth and Income               141,028  (141,999)      (971)
Lincoln VIPT Mondrian International Value             375,309   (64,284)   311,025
Lincoln VIPT Delaware Managed                          42,238   (30,886)    11,352
Lincoln VIPT Wilshire Moderate Profile                206,742   (23,017)   183,725
Lincoln VIPT Wilshire Moderately Aggressive Profile   113,306   (23,222)    90,084
Lincoln VIPT Delaware Social Awareness                154,893  (182,109)   (27,216)
NB AMT Mid-Cap Growth                                 339,154  (239,548)    99,606
NB AMT Partners                                       141,292  (231,546)   (90,254)
T.Rowe Price International Stock                      133,896  (231,154)   (97,258)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company

   and

Contract Owners of Lincoln National Variable Annuity Account L

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account L at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2008